Registration No. 033-13481
811-05118
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. _____ _____
Post-Effective Amendment No. 43
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 222
Principal Life Insurance Company Variable Life Separate Account
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(Exact Name of Registrant)
Principal Life Insurance Company
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(Name of Depositor)
The Principal Financial Group, Des Moines, Iowa 50392
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(Address of Depositor's Principal Executive Offices) (Zip Code)
(515) 246-5688
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Depositor's Telephone Number, including Area Code
Britney Schnathorst
Principal Life Insurance Company
Principal Financial Group
Des Moines, Iowa 50392-0300
Telephone Number, Including Area Code: (515) 235-1209
(Name and Address of Agent for Service)

Principal Flexible Variable Life
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(Title of Securities Being Registered)
It is proposed that this filing will become effective (check appropriate box)
_____ immediately upon filing pursuant to paragraph (b) of Rule 485
_____ on (date) pursuant to paragraph (b) of Rule 485
_XX _ on May 1, 2021 pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
_____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PRINCIPAL® FLEXIBLE VARIABLE LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the “Company”) through its
Principal Life Insurance Company Variable Life Separate Account
This prospectus is dated May 1, 2021.
This prospectus, also known as the statutory prospectus, is only for the use of current Policy Owners. It provides information about the Policy. Information about the Underlying Funds available as investment options under the Policy is contained in their respective current prospectuses, which you should read carefully.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the annual and semi-annual shareholder reports for Underlying Funds available as investment options under your life insurance policy or annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change, and you do not need to take any action. If you have not previously elected electronic delivery, you may elect to receive reports and other communications from the Company electronically by following the instructions provided by the Company. You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of the reports, you can inform the Company by calling 1-800-247-9988 if you have a life insurance policy or 1-800-852-4450 if you have an annuity contract. Your election to receive reports in paper will apply to all Underlying Funds available as investment options under your life insurance policy or annuity contract.

KEY INFORMATION
Important Information You Should Consider about the Policy
An investment in the Policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the entire statutory prospectus for additional information about these topics.

FEES AND EXPENSES
Location in Statutory Prospectus - SUMMARY: FEE TABLES and CHARGES AND DEDUCTIONS
Please refer to your Data Pages for information about the specific fees you will pay based upon the options you have elected.
Charges for Early Withdrawals
Maximum Deferred Surrender Charge deducted from proceeds upon full surrender of Policy or termination of Policy for insufficient value	Guaranteed Maximum: $26.96 per $1,000 of Face Amount
If you fully surrender your Policy within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed. For example, if you make an early withdrawal, you could pay a maximum surrender charge of up to $2,696 on a Policy with a Face Amount of $100,000. Surrender charges decline over time.
Transaction Fee on Partial Surrenders deducted from each partial surrender	The lesser of $25 or 2% of the amount surrendered.
Transaction Charges
Maximum Sales Charge	5.00% of each premium paid
Taxes (federal, state and local)	2.00% of each premium paid
Transfer Fee deducted upon each transfer after the 4th transfer in a Policy Year.	The Company currently does not charge a transfer fee. The Guaranteed Maximum is $25 per transfer.
Ongoing Fees and Expenses
On the Policy Date and each Monthly Date thereafter, we deduct a monthly charge from the Policy Value in the Divisions (but not your Loan Account).
The monthly deduction is made up of:
•cost of insurance charge (Guaranteed Maximum of $83.33 per $1,000 of net amount at risk);
•monthly administration charge of $5 per month;
•net policy loan charge of 2.0% of any loan balance per year;
•any charge for an optional insurance benefit added by rider(s); and
•any additional charges shown on the Data Pages.

Mortality and Expense Risk Charge, deducted monthly	equivalent to 0.75% of the Policy Value per year
Total annual Underlying Fund operating expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses) as of December 31, 2020	Minimum 0.25% Maximum 1.40%

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Location in Statutory Prospectus - PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss	You can lose money by investing in a Policy.
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor that needs ready access to cash. If you take a withdrawal, any surrender charge will reduce the value of your Policy.
Risks of Underlying Funds	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Underlying Funds. Each Underlying Fund has its own unique risks. A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund’s prospectus. As with all mutual funds, as the value of an Underlying Fund’s assets rise or fall, its share price changes. If you sell your Units in a Division (each of which invests in an Underlying Fund) when their value is less than the price you paid, you will lose money.
Insurance Company Risks	The Company's general obligations and any guaranteed benefits under the Policy are supported by our general account (and not by the separate account) and are subject to the Company's claims-paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Underlying Funds.
Contract Lapse	When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. Poor investment performance, partial surrenders, or policy loans may increase the risk of lapse. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.

RESTRICTIONS
Location in Statutory Prospectus - PRINCIPAL RISKS OF INVESTING IN THE POLICY and GENERAL DESCRIPTION OF THE POLICY - Reservation of Rights
State Variations	Not all the benefits, programs, features and investment options described in the prospectus are available or approved for use in every state.
Limitations on Access to Surrender Value
Partial Surrenders: You may make two partial surrenders in a Policy Year. The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 50% of the current Net Surrender Value. A transaction fee is imposed. The death benefit will be reduced by the amount of the partial surrender and the transaction charge.

Full Surrenders: If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed. If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of Policy Years is calculated from the original Policy Date through the surrender date - excluding the period during which the Policy was terminated.

Deletion or Substitution of Investments
Examples of the changes we may make to the Divisions related to Underlying Funds available as investment options include: transferring assets in any Division to another Division; adding, combining or eliminating Divisions; or substituting the shares of a Division for shares in another Division. Changes are made only to the extent and in the manner permitted by applicable laws. When required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals are not required in all cases.

TAXES
Location in the Statutory Prospectus - TAX ISSUES RELATED TO THE POLICY
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

CONFLICTS OF INTEREST
Location in Statutory Prospectus - PRINCIPAL RISKS OF INVESTING IN THE POLICY and GENERAL PROVISIONS
Compensation related to Underlying Funds	When selecting Underlying Funds, among other considerations, we consider the amount of compensation that we and our affiliates may receive from the Underlying Funds, their advisers, sub-advisers, or their distributors, which can be significant. Such compensation may also increase the cost of your investment in an Underlying Fund. Additionally, we offer certain Underlying Funds at least in part because they are managed by an affiliate.
Investment Professional Compensation	The Company pays compensation to broker-dealers, financial institutions and other parties for the sale of the Policy, including commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts such as marketing allowances, expense reimbursements and education payments. Such compensation may influence the financial intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing interests and the compensation paid to your representative and such representative's broker-dealer for soliciting applications for the Policy.
Exchanges	Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase the new policy rather than continue to own an existing Policy.

GLOSSARY
Adjustment – change to your Policy resulting from an increase or decrease in Face Amount or a change in: smoking status; death benefit option; rating or riders.
Adjustment Date – the Monthly Date on or next following the Company’s approval of a requested Adjustment.
Attained Age –  the Insured’s age on the birthday nearest to the Policy Date, plus the number of complete Policy Years that have elapsed since the Policy Date.
Business Day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
Company (and we, us, our) - Principal Life Insurance Company.
Data Pages - the pages of the policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time which reflect the current status of your Policy.
Death Benefit Guarantee Premium Requirement – the amount of premium required to be paid in order to maintain the protections of the Death Benefit Guarantee Rider.
Division – a part of the Separate Account which invests in shares of a corresponding Underlying Fund. The "Money Market Division" refers to the Fidelity VIP Government Money Market Division.
Effective Date – the date on which all requirements for issuance of a Policy have been satisfied.
Face Amount  – the amount used to determine the death benefit.
Home Office – the address shown on your Policy cover page or such other address we provide.
Insured – the person named as the insured on the Data Pages.
Loan Account – portion of the Policy Value that reflects the Loan Indebtedness (if you have taken out a loan).
Loan Indebtedness –  the amount of any outstanding policy loan(s) and unpaid loan interest.
Minimum Monthly Premium – the amount that, if paid, will keep the Policy in force for one month (not taking into account the current Monthly Policy Charge and surrender charge).
Monthly Date – the day of the month which is the same day as the Policy Date. For example, if the Policy Date is September 5, 2005, the first Monthly Date is October 5, 2005.
Monthly Policy Charge – the amount subtracted from the Policy Value on each Monthly Date.
Net Amount at Risk – the amount upon which the cost of insurance charges are based, computed as follows: the death benefit at the beginning of the policy month, divided by the Death Benefit Discount Rate shown on the Data Pages; minus the Policy Value at the beginning of the policy month calculated as if the Monthly Policy Charge was zero.
Net Premium – the gross premium paid less the deductions for the Premium Expense Charge. It is the amount of premium allocated to the Divisions.
Net Surrender Value – Surrender Value minus any Loan Indebtedness.
Owner – the person, including joint owner, who owns all the rights and privileges of this Policy.
Policy Date – the date from which Monthly Dates, Policy Years and policy anniversaries are determined.
Policy Maturity Date – the date to which the Policy will stay in force, unless the death of the Insured occurs prior to that date, so long as all requirements outlined in the Policy are satisfied. The Policy Maturity Date is shown on the Data Pages.
Policy Value (also known as the accumulated value)  – the sum of the values in the Divisions and the Loan Account.
Policy Year – the one-year period beginning on the Policy Date and ending one day before the Policy anniversary and each subsequent one year period beginning on a Policy anniversary. For example, if the Policy Date is September 5, 2005, the first Policy Year ends on September 4, 2006.

Premium Expense Charge – the charge deducted from premium payments to cover a sales charge and state, local and federal tax payments.
Prorated Basis – in the proportion that the value of a particular Division bears to the total value of all Divisions.
Separate Account - the Principal Life Insurance Company Variable Life Separate Account, an account established by us which has Divisions to which Net Premiums may be allocated under the Policy.
Surrender Value – Policy Value minus any surrender charge.
Underlying Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.
Unit – the accounting measure used to calculate the value of each Division.
Valuation Period – the period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. E.T. on each Business Day, and ends at the close of normal trading of the NYSE on the next Business Day.
Written Request – actual delivery to the Company at our Home Office of a written notice or request, signed and dated, on a form we supply or approve, or in such other form and substance that is acceptable to us. In states where permitted, we will require you to use the form(s) we provide for certain Written Requests, along with required supporting documentation, including, for example, for a policy surrender, a change of beneficiary, or a request to adjust your Policy.
Written Requests may be mailed to us at:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Phone: 1-800-247-9988
Fax: 1-866-885-0390
you, your – the Owner of the Policy.

OVERVIEW OF THE POLICY
This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.
Purpose
The Policy is an individual flexible premium variable universal life insurance policy offered by the Company. The Policy Value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest policy expenses, interest credited and/or investment experience of the Divisions. Under the Policy, the Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the Insured dies. Death proceeds are paid in cash or applied under a benefit payment option elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.
If the Policy is in force and the Insured is living on the Policy Maturity Date, we will pay the Owner an amount equal to the Net Surrender Value, unless the Extended Coverage Rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the Policy Maturity Date unless extended by the Extended Coverage Rider.
Net Premium payments are allocated to the Divisions according to your instructions. Each Division invests in a corresponding Underlying Fund. The Underlying Funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. A full description of each Underlying Fund, its investment objectives, policies and restrictions, charges and expenses and other operational information is contained in its prospectus. Additional information about each Underlying Fund is provided in the section entitled PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY.
Premiums
This is a "flexible premium" policy, which means you may choose the amount and frequency of premium payments (subject to certain limitations).
The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s).
Lapse
If the Net Surrender Value on any Monthly Date is less than the Monthly Policy Charge, a 61-day grace period begins. The Policy is in force during a grace period. If we do not receive the required premium before the grace period expires, the Policy terminates (lapses) as of the end of the grace period.
Other Policy Features
Policy Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the Net Surrender Value.
Full Surrender
The Policy may be surrendered and any Net Surrender Value paid to the Owner. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed.
Partial Surrender
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the Owner. The surrender charge does not apply to partial surrenders. A transaction fee of the lesser of $25 or 2% is imposed. The minimum amount of a partial surrender is $500.
Adjustment Options
The Face Amount may be increased or decreased unless the Policy is in a grace period or if Monthly Policy Charges are being waived under a rider. The minimum amount of an increase is $5,000 and is subject to our underwriting guidelines in effect at the time the increase is requested. On or after the first policy anniversary, a decrease in Face Amount may be requested if the request does not decrease the Face Amount below $25,000.

Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Not all optional insurance benefits are available in all states. Some provisions may vary from state to state. The cost, if any, of an optional insurance benefit is deducted from your Policy.
SUMMARY: FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please refer to your Data Pages for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, partially or fully surrender the Policy, or transfer value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed	from each premium paid	5.00% of premium paid
Taxes (federal, state and local)	from each premium paid	2.00% of premium paid
Maximum Deferred Surrender Charge*	from proceeds upon full surrender of Policy or termination of Policy for insufficient value
Guaranteed Minimum		$1.20 per $1,000 of Face Amount
Guaranteed Maximum		$26.96 per $1,000 of Face Amount
Current first year charge for a Representative Insured (45-year old male with a risk classification of non-smoker)		$5.01 per $1,000 of Face Amount
Transaction fee on partial surrenders	from each partial surrender	The lesser of $25 or 2% of the amount surrendered
Transfer Fee	upon each transfer after the fourth transfer in a Policy Year
Guaranteed		$25 per transfer
Current		None
*    Surrender charges decline over time. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and expenses.

Periodic Charges Other Than Underlying Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(1)	monthly
Guaranteed Minimum Charge		$0.06 per $1,000 of Net Amount at Risk
Guaranteed Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Current first year charge for a Representative Insured(2)		$0.27 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge	monthly	equivalent to:
Current		0.75% of the Policy Value per year
Administration Charge:	monthly
Guaranteed Maximum		$5.00 per month
Current		$5.00 per month
Net Policy Loan Charge	Annually (accrued daily)	2.0% of the loan balance per year (the difference between the interest charged on the loan balance and the interest credited to the Loan Account)

Periodic Charges Other Than Underlying Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Insurance Benefits(3)
Accelerated Benefit Rider	annually	8.0% of death proceeds advanced per year
Accidental Death Benefit Rider	monthly
Guaranteed Minimum		$0.03 per $1,000 of rider benefit
Guaranteed Maximum		$0.14 per $1,000 of rider benefit
Current charge for a Representative Insured(2)		$0.07 per $1,000 of rider benefit
Children Term Rider	monthly	$0.40 per $1,000 of rider benefit
Guaranteed Option Rider	monthly
Guaranteed Minimum		$0.05 per $1,000 of rider benefit
Guaranteed Maximum		$0.17 per $1,000 of rider benefit
Current charge for a Representative Insured(2)		N/A for a 45-year old (see Optional Insurance Benefits).
Life Paid-Up Rider	rider exercise date
Guaranteed Minimum		3.5% of Policy Value
Guaranteed Maximum		7.5% of Policy Value
Current charge for a Representative Insured(2)		3.5% of Policy Value
Spouse Term Rider	monthly
Guaranteed Minimum		$0.16 per $1,000 of rider benefit
Guaranteed Maximum		$1.80 per $1,000 of rider benefit
Current charge for a Representative spouse(4)		$0.30 per $1,000 of rider benefit
Waiver of Monthly Policy Charges Rider	monthly
Guaranteed Minimum		$0.01 per $1,000 of Net Amount at Risk
Guaranteed Maximum		$0.36 per $1,000 of Net Amount at Risk
Current charge for a Representative Insured(2)		$0.05 per $1,000 of Net Amount at Risk
1.The cost of insurance rate at issue and for any underwritten Face Amount increase is based on the gender, issue age and age at Adjustment, duration since issue and since Adjustment, smoking status, and risk classification of the Insured. The charge shown in the table may not be representative of the charge that a particular policy Owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.
2.A representative Insured is a 45-year old male with a risk classification of non-smoker.
3.Rates shown assume Insured’s risk class is standard or better.
4.A representative spouse is a 45-year old female with a risk classification of non-smoker.
The following table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds, including their annual expenses, is provided in the section entitled PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY.

Annual Underlying Fund Operating Expenses as of December 31, 2020	Minimum	Maximum
Total annual Underlying Fund operating expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)
Some of the Underlying Funds are “funds of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Operating expenses shown for a fund of funds include the fees and expenses that such fund incurs indirectly as a result of investing in other funds. More detail about the risks of investing in a fund of funds is available in such fund’s prospectus.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss; Not a Short-Term Investment
You can lose money by investing in a Policy. Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the Divisions. Without additional premium payments or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the Insured’s death.
Policy Termination (Lapse)
On an ongoing basis, the Policy’s Net Surrender Value must be sufficient to cover the Monthly Policy Charges and any Loan Indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.
Limitations on Access to Surrender Value
Partial Surrender
Two partial surrenders may be made in a Policy Year. The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 50% of the current Net Surrender Value. A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed. The death benefit will be reduced by the amount of the partial surrender and the transaction charge.
Full Surrender
If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.
If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of Policy Years is calculated from the original Policy Date through the surrender date - excluding the period during which the Policy was terminated.
Adverse Tax Consequences
A full surrender, cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the Owner plus any Loan Indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
• the value each year of the life insurance protection provided;
• an amount equal to any employer-paid premiums; or
• some or all of the amount by which the current value exceeds the employer’s interest in the Policy.
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. Participants should consult with the sponsor or the administrator of the plan and/or with their personal tax or legal adviser to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.
Risks of Underlying Funds
A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund’s prospectus. As with all mutual funds, as the value of an Underlying Fund’s assets rise or fall, the fund’s share price changes. If you sell your Units in a Division (each of which invests in an Underlying Fund) when their value is less than the price you paid, you will lose money.
Each Division invests in a corresponding Underlying Fund. The Underlying Funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the Underlying Funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the Underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any Underlying Fund may differ substantially.
General Account
The Company's general obligations and any guaranteed benefits under the Policy are supported by our general account (and not by the separate account) and are subject to the Company's claims-paying ability. A Policy Owner should look to the Company's financial strength for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular Policy or obligation. General account assets are also available to the Company's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Underlying Funds.
Conflicts of Interest
Investment Professional Compensation
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests and the compensation paid to your representative and such representative's broker-dealer for soliciting applications for the Policy.
Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase the new policy rather than continue to own an existing Policy.
Compensation and Underlying Fund Selection
When selecting the Underlying Funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Underlying Funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain Underlying Funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Funds
The Company and certain of our affiliates receive compensation from certain Underlying Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an Underlying Fund’s assets and is as much as 0.25% of the average net assets of an Underlying Funds that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an Underlying Funds with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the Underlying Funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Policy and providing services on behalf of the Underlying Funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. Such compensation is not reflected in an Underlying Fund's expenses in cases where it is not paid directly out of such fund’s assets, or if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees.

Other Conflicts of Interest
The Underlying Funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the Underlying Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Underlying Funds involved in the conflict or substituting shares of other funds.
CORPORATE ORGANIZATION AND OPERATION
The Company
The Company is a stock life insurance company located at 711 High Street, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.
The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.
Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987 and is registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.
The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to policy Owners under the Policy.
The Company does not guarantee the investment results of the Separate Account.
The Underlying Funds
The assets of each Division of the Separate Account invest in a corresponding Underlying Fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each Division are separate from the others. A Division’s performance has no effect on the investment performance of any other Division.
The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. Additional information about each Underlying Fund, including its name, type, investment advisor, current expenses and performance, is provided in the section entitled PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY. A full description of the funds is contained in their prospectuses (which should be read carefully before investing). These documents are available without charge on our website.

Voting Rights
We vote shares of the Underlying Funds owned by the Separate Account according to the instructions of the Owners. We will notify you of shareholder meetings of the Underlying Funds related to the Divisions in which you hold Units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of Policy Value in the Division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the Underlying Funds in our own right. Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.
CHARGES AND DEDUCTIONS
We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received; some charges are deducted on a monthly basis; and some charges are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising); administrative expenses (processing applications, conducting medical examinations, determining insurability, establishing and maintaining records, processing death benefit claims and policy changes, reporting and overhead); and mortality expenses.
The amount of the charges in any Policy Year may not specifically correspond to the expenses for that year. We expect to recover our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a Policy Year, we bear the loss. Conversely, if the aggregate amount of the charges deducted is more than our costs for a Policy Year, the excess is profit to the Company.
Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a Premium Expense Charge. The sales charge is intended to pay us for distribution and other expenses relating to sales of the Policy, including commissions paid to registered representatives, printing of prospectuses and sales literature, and advertising.
Deductions from premiums for the Premium Expense Charge equal:
• 5.0% (of premiums paid) for sales charge
• plus 2.0% (of premiums paid) for taxes*
*The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.
Surrender Charge
A surrender charge is imposed upon full surrender of the Policy within ten years of the Policy Date or of a Face Amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed.
Surrender charges vary based on the gender (where allowed by law), Attained Age of the Insured on the Policy Date and the number of Policy Years since issue or Adjustment. The charge applies only during the first ten Policy Years unless there is a Face Amount increase. A Face Amount increase has its own surrender charge period that begins on the Adjustment Date. The total surrender charge on the Policy is the sum of the surrender charges for the Face Amount at issue and each Face Amount increase. The surrender charge is not affected by any decrease in Face Amount or any change in Face Amount resulting from a change of death benefit options.
The surrender charge on an early surrender or Policy termination is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.
The surrender charge consists of two parts. The contingent deferred sales load compensates us for expenses relating to the sale of the Policy and will not exceed 25% of the minimum first year premium (twelve times the Minimum Monthly Premium). The contingent deferred administration charge is intended to reimburse us for ongoing administrative expenses related to the Policy.

Surrender charge percentage
The surrender charge is (a) multiplied by (b) multiplied by (c) where:
(a) is the Total Charge from the tables shown below
(b) is the Face Amount divided by 1000
(c) is the applicable surrender charge percentage shown below
FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
per $1000 of Face Amount
Male Lives

Issue Age	Adm. Charge	Sales Load	Total Charge	Issue Age	Adm. Charge	Sales Load	Total Charge
0	0.43	0.89	1.32	40	2.31	1.71	4.02
1	0.69	0.63	1.32	41	2.38	1.81	4.19
2	0.72	0.62	1.34	42	2.47	1.91	4.38
3	0.74	0.62	1.36	43	2.56	2.02	4.58
4	0.77	0.62	1.39	44	2.65	2.14	4.79
5	0.80	0.61	1.41	45	2.74	2.27	5.01
6	0.84	0.60	1.44	46	2.86	2.39	5.25
7	0.87	0.60	1.47	47	3.00	2.50	5.50
8	0.91	0.60	1.51	48	3.14	2.63	5.77
9	0.93	0.61	1.54	49	3.30	2.76	6.06
10	0.96	0.62	1.58	50	3.46	2.90	6.36
11	0.97	0.65	1.62	51	3.63	3.06	6.69
12	0.97	0.69	1.66	52	3.81	3.23	7.04
13	0.96	0.74	1.70	53	4.01	3.40	7.41
14	0.95	0.80	1.75	54	4.22	3.58	7.80
15	0.93	0.86	1.79	55	4.44	3.78	8.22
16	0.92	0.91	1.83	56	4.69	3.98	8.67
17	0.91	0.96	1.87	57	4.97	4.18	9.15
18	0.92	1.00	1.92	58	5.26	4.40	9.66
19	0.93	1.03	1.96	59	5.55	4.66	10.21
20	1.02	0.99	2.01	60	5.82	4.98	10.80
21	1.07	0.99	2.06	61	6.05	5.37	11.42
22	1.11	1.00	2.11	62	6.27	5.83	12.10
23	1.16	1.01	2.17	63	6.48	6.34	12.82
24	1.22	1.01	2.23	64	6.70	6.89	13.59
25	1.28	1.02	2.30	65	6.95	7.47	14.42
26	1.34	1.03	2.37	66	7.24	8.07	15.31
27	1.41	1.04	2.45	67	7.55	8.71	16.26
28	1.47	1.06	2.53	68	7.88	9.40	17.28
29	1.53	1.09	2.62	69	8.22	10.16	18.38
30	1.60	1.11	2.71	70	8.59	10.98	9.57
31	1.66	1.15	2.81	71	8.98	11.87	20.85
32	1.73	1.19	2.92	72	9.41	12.83	22.24
33	1.80	1.23	3.03	73	9.83	13.88	23.71
34	1.87	1.28	3.15	74	10.23	15.06	25.29
35	1.93	1.34	3.27	75	10.58	16.38	26.96
36	2.01	1.40	3.41
37	2.08	1.47	3.55
38	2.15	1.54	3.69
39	2.23	1.62	3.85

FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
per $1000 of Face Amount
Female Lives

Issue Age	Adm. Charge	Sales Load	Total Charge	Issue Age	Adm. Charge	Sales Load	Total Charge
0	0.44	0.76	1.20	40	1.97	1.52	3.49
1	0.66	0.54	1.20	41	2.03	1.60	3.63
2	0.68	0.54	1.22	42	2.09	1.69	3.78
3	0.70	0.54	1.24	43	2.15	1.78	3.93
4	0.72	0.54	1.26	44	2.23	1.87	4.10
5	0.74	0.54	1.28	45	2.30	1.98	4.28
6	0.77	0.54	1.31	46	2.40	2.06	4.46
7	0.79	0.54	1.33	47	2.51	2.15	4.66
8	0.82	0.54	1.36	48	2.63	2.23	4.86
9	0.84	0.54	1.38	49	2.74	2.34	5.08
10	0.85	0.56	1.41	50	2.87	2.44	5.31
11	0.88	0.57	1.45	51	3.00	2.56	5.56
12	0.89	0.59	1.48	52	3.15	2.67	5.82
13	0.90	0.61	1.51	53	3.32	2.78	6.10
14	0.92	0.63	1.55	54	3.50	2.90	6.40
15	0.93	0.66	1.59	55	3.67	3.04	6.71
16	0.94	0.68	1.62	56	3.88	3.17	7.05
17	0.96	0.70	1.66	57	4.10	3.30	7.40
18	0.99	0.72	1.71	58	4.33	3.46	7.79
19	1.01	0.74	1.75	59	4.62	3.58	8.20
20	1.05	0.75	1.80	60	4.90	3.74	8.64
21	1.07	0.77	1.84	61	5.16	3.97	9.13
22	1.11	0.78	1.89	62	5.41	4.23	9.64
23	1.15	0.80	1.95	63	5.64	4.56	10.20
24	1.18	0.82	2.00	64	5.86	4.94	10.80
25	1.22	0.84	2.06	65	6.11	5.32	11.43
26	1.26	0.87	2.13	66	6.39	5.73	12.12
27	1.30	0.90	2.20	67	6.70	6.16	12.86
28	1.35	0.92	2.27	68	7.06	6.61	13.67
29	1.39	0.95	2.34	69	7.47	7.07	14.54
30	1.44	0.98	2.42	70	7.97	7.53	15.50
31	1.49	1.01	2.50	71	8.45	8.10	16.55
32	1.54	1.05	2.59	72	8.93	8.77	17.70
33	1.59	1.09	2.68	73	9.44	9.50	18.94
34	1.65	1.13	2.78	74	9.94	10.35	20.29
35	1.71	1.17	2.88	75	10.33	11.42	21.75
36	1.76	1.23	2.99
37	1.81	1.30	3.11
38	1.87	1.36	3.23
39	1.92	1.44	3.36

FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
per $1000 of Face Amount
Unisex Lives

Issue Age	Adm. Charge	Sales Load	Total Charge	Issue Age	Adm. Charge	Sales Load	Total Charge
0	0.43	0.87	1.30	40	2.26	1.69	3.95
1	0.69	0.61	1.30	41	2.34	1.78	4.12
2	0.72	0.60	1.32	42	2.42	1.88	4.30
3	0.74	0.60	1.34	43	2.51	1.99	4.50
4	0.77	0.60	1.37	44	2.60	2.10	4.70
5	0.79	0.60	1.39	45	2.69	2.23	4.92
6	0.83	0.59	1.42	46	2.80	2.35	5.15
7	0.86	0.59	1.45	47	2.93	2.46	5.39
8	0.90	0.59	1.49	48	3.07	2.58	5.65
9	0.92	0.60	1.52	49	3.22	2.71	5.93
10	0.95	0.61	1.56	50	3.38	2.84	6.22
11	0.96	0.64	1.60	51	3.55	2.99	6.54
12	0.97	0.67	1.64	52	3.73	3.15	6.88
13	0.96	0.72	1.68	53	3.92	3.32	7.24
14	0.95	0.77	1.72	54	4.12	3.50	7.62
15	0.94	0.82	1.76	55	4.33	3.69	8.02
16	0.93	0.87	1.80	56	4.58	3.88	8.46
17	0.93	0.91	1.84	57	4.85	4.07	8.92
18	0.94	0.95	1.89	58	5.14	4.28	9.42
19	0.96	0.97	1.93	59	5.43	4.52	9.95
20	1.04	0.94	1.98	60	5.70	4.82	10.52
21	1.08	0.95	2.03	61	5.93	5.19	11.12
22	1.12	0.96	2.08	62	6.16	5.62	11.78
23	1.17	0.97	2.14	63	6.37	6.11	12.48
24	1.22	0.98	2.20	64	6.59	6.64	13.23
25	1.28	0.99	2.27	65	6.84	7.19	14.03
26	1.34	1.00	2.34	66	7.13	7.77	14.90
27	1.40	1.02	2.42	67	7.44	8.38	15.82
28	1.46	1.04	2.50	68	7.77	9.04	16.81
29	1.52	1.06	2.58	69	8.13	9.75	17.88
30	1.58	1.09	2.67	70	8.51	10.53	19.04
31	1.64	1.13	2.77	71	8.91	11.38	20.29
32	1.71	1.17	2.88	72	9.34	12.31	21.65
33	1.77	1.21	2.98	73	9.78	13.31	23.09
34	1.84	1.26	3.10	74	10.20	14.44	24.64
35	1.91	1.31	3.22	75	10.55	15.73	26.28
36	1.98	1.38	3.36
37	2.05	1.44	3.49
38	2.11	1.52	3.63
39	2.19	1.60	3.79

Surrender Charge Percentage Table
(after Policy Year 1)

Number of years since Policy date and/or Face Amount increase	The following percentage of surrender charge is payable
2 through 3	100.0%
4	87.5
5	75.0
6	62.5
7	50.0
8	37.5
9	25.0
10	12.5
11 and later	0.0
Mortality and Expense Risks Charge
The Company will assess a charge on a daily basis against each Division equal to 0.75% (on an annual basis) of the value of the Division to compensate the Company for its assumption of certain mortality and expenses risks. Specifically, the Company bears the risk that the costs of death benefits under the policies will be greater than anticipated. The Company also assumes the risk that the actual cost incurred by it to administer the Policies will not be covered by charges assessed under the Policies. This charge is guaranteed not to exceed 0.90% on an annual basis of the assets of each Division.
Monthly Policy Charge
The Monthly Policy Charge is made up of:
• a charge for the cost of insurance;
• a monthly administration charge;
• any charge for an optional insurance benefit added by rider(s); and
• any additional charges shown on the Data Pages.
On the Policy Date and each Monthly Date thereafter, we deduct the charge from your Policy Value in the Divisions (but not your Loan Account). The deduction is made using your current monthly deduction allocation percentages.
Your allocation percentages may be:
•the same as allocation percentages for premium payments;
•determined on a Prorated Basis; or
• determined by any other allocation upon method which we agree.

For each Division, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective, once approved by us, as of next Monthly Date. If we cannot follow your instructions because of insufficient value in any Division, the Monthly Policy Charge is deducted on a Prorated Basis.
Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy. We base this charge on several factors including, but not limited to, (i) the Insured’s gender, issue age, tobacco status, and risk classification, and (ii) our expectations of future investment earnings, expenses, state and federal taxes, mortality and persistency experience, market conditions, and revenue for profit.
The monthly cost of insurance charge is (a) multiplied by (b), where:
(a) is the cost of insurance rate described below divided by 1,000; and
(b) is the Net Amount at Risk.
The Net Amount at Risk is the difference between the death benefit and Policy Value (see Glossary for exact formula). The lower the Policy Value, the higher the Net Amount at Risk, thus higher costs of insurance charges. The Net Amount at Risk is affected by investment performance, policy loans, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial surrenders and Face Amount Adjustments.

Different cost of insurance rates may apply to Face Amount increases and to supplemental benefit riders. The cost of insurance for the increase is based on the Insured’s gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the Insured’s gender*, Attained Age and risk classification at the time of the increase.
*    The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the Insured.
Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.
Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.
Monthly Administration Charge
This charge reimburses us for the costs of maintaining the Policy, including accounting and record keeping.
• Current charges. The current monthly administration charge is $5.00 per month.
• Guaranteed administration charges. In all Policy Years, the guaranteed maximum monthly administration charge is $5.00 per month.
Distribution of the Policy
The Company has appointed Principal Securities, Inc. ("PSI") , Des Moines, Iowa 50392, a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first Policy Year (or the first year following an Adjustment) up to the surrender target premium. In addition, a commission ranging from 0% to 4.0% of premium above the surrender target premium received in the first Policy Year (or first year following an Adjustment) may be paid. After the first year, following the Policy Date (or Adjustment Date), commissions range from 0% to 4.0% of premiums received. Expense allowances may be paid to agents and brokers based on premiums received. PSI also may receive 12b-1 fees in connection with purchases and sales of Underlying Funds. The 12b-1 fees for the Underlying Funds are shown in the prospectuses of each Underlying Fund.
Applications for the Policies are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or registered representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your registered representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
Service Arrangements and Compensation
The Company and/or PSI have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the Underlying Fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy Owners’ instructions.

Because the Company and PSI receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from Underlying Funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.
Underlying Fund Charges
The assets of each Division are used to purchase shares in a corresponding Underlying Fund at net asset value. The net asset value reflects management fees and operating expenses already deducted from the assets of the Underlying Fund. Current management fees and operating expenses for each Underlying Fund are shown in its prospectus.
GENERAL DESCRIPTION OF THE POLICY
The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, Data Pages, copies of any supplemental applications, amendments, and endorsements. No statement, unless made in an application, is used to void a Policy (or void an Adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.
Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in the state in which the Policy was issued. The specific variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or in riders or endorsements attached to your Policy. You should refer to your Policy for these state specific features.
Not all the contract provisions, benefits, programs, features, and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.
Rights Under the Policy
Ownership
Unless changed, the Owner(s) is as named in the application. The Owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).
All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the Policy Maturity Date (unless the Extended Coverage Rider is in effect), if the Policy is surrendered, or if the grace period ends without our receiving the payment required to keep the Policy in force.
If an Owner dies before the Policy terminates, the surviving Owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If there are no surviving Owners, the Insured becomes the policy Owner. With our consent, you may specify a different arrangement for contingent ownership.
You may change your ownership designation. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
Beneficiary
If the Insured dies before the Policy Maturity Date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a Written Request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a Written Request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
If no beneficiary(ies) survives the Insured, the death proceeds will be paid to the surviving Owner(s) in equal percentages, or if applicable, to the last surviving Owner's estate unless otherwise specified.

Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.
An assignment must be made in writing and filed with us at our Home Office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.
Limitations on Transfers
You may transfer amounts between the Divisions. The minimum transfer amount is the lesser of $250 or the value of your Division. You must specify the dollar amount or percentage to transfer from each Division. The transfer is made, and the values determined, as of the end of the Valuation Period in which we receive your request. A transfer fee of $25 may be imposed on each transfer after the fourth transfer in a Policy Year.
You may request a transfer by:
• sending us a Written Request;
• calling us if telephone privileges apply (1-800-247-9988); or
• visiting www.principal.com (if internet privileges apply).
In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the Owner.
Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.
We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations.
We also reserve the right to amend or terminate the special plans described in this prospectus, for example, preauthorized premium payments. You would be notified of any such action to the extent required by law.
Deletion or Substitution of Investments
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.
Examples of the changes we may make include:
• transfer assets in any Division to another Division;
• add, combine or eliminate Divisions; or
• substitute the shares of a Division for shares in another Division:
• if shares of a Division are no longer available for investment; or
• if in our judgment, investment in a Division becomes inappropriate considering the purposes of the Division.
If we eliminate or combine existing Divisions or transfer assets from one Division to another, you may change allocation percentages and transfer any value in an affected Division to another Division(s) without charge. You may exercise this transfer privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected Division(s).
Right to Exchange Policy
During the first 24 months after the Policy Date (except during a grace period), you have the right to exchange your Policy for any other form of fixed benefit individual life insurance policy (other than term insurance) that we make available for this purpose. You may also exchange the Policy for a fixed-benefit, flexible premium policy we make available for this purpose if there is a material change in the investment policy of a Division if you have an interest in the affected Division. In addition, you have the right to exchange a Face Amount increase for a fixed-benefit, flexible premium policy we make available for this purpose at any time during the first 24 months after the increase (but not during a grace period).

The new policy:
•must be the same Face Amount, or the same amount at risk, as the original Policy did at the time of your request;
•has the same Insured as the original Policy;
•premiums are based on the same gender, issue age and risk classification;
•payments and cash values or Policy values may be adjusted to reflect variances, if any, in the payments and Policy values under the Policy and the new policy;
•minimum benefits are fixed and guaranteed;
•does not participate in the investment experience; and
•does not require evidence of insurability.
Any policy loan and loan interest must be repaid before the exchange or transferred to the new policy.
Benefit riders included as a part of the Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy. Two conditions must be met:
•in your Written Request for the exchange, you must indicate that the rider(s) should be part of the new policy; and
•the similar benefit rider(s) is available for the new policy on the effective date of the benefit rider for the Policy based on the same issue age, gender and risk classification of the Insured under the Policy.
Suicide
Death proceeds will not be paid if the Insured dies by suicide, while sane or insane, within two years of the Policy Date. Instead, we will return all premiums paid, less any Loan Indebtedness, less any partial surrenders. Death proceeds which are a result of a Face Amount increase made under an Adjustment or a rider that requires evidence of insurability will not be paid if the Insured dies by suicide, while sane or insane, within two years of the Adjustment Date. Instead, we will return the sum of the Monthly Policy Charges paid for the increased amount of protection.
Delay of Payments or Transfers
Payment due to surrenders, policy loans, death or maturity proceeds, and transfers to or from a Division are generally made within seven days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a Division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If a payment or transfer is delayed and you do not cancel your instructions in writing, the transaction will be priced on the first Business Day following the expiration of the permitted delay. The transaction is made within five days thereafter.
In addition, we reserve the right to defer payment of that portion of your Policy Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 Business Days) to allow the check to clear the banking system.
Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
• Disrupt the management of the Underlying Funds by forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund and causing unplanned portfolio turnover;
• Hurt the portfolio performance of the Underlying Funds; and

• Increase expenses of the Underlying Fund and separate account due to;
• increased broker-dealer commissions; and
• increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Underlying Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an Underlying Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
• Rejecting transfer instructions from a Contract owner or other person authorized by the Owner to direct transfers;
• Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
• Limiting the number of unscheduled transfer during a Contract year to no more than 12;
• Prohibiting you from requesting a transfer among the Divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
• Taking such other action as directed by the Underlying Fund.
The Underlying Funds have reserved the right to accept or reject, without prior written notice, any transfer requests.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two Business Days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.
PREMIUMS
Payment of Premiums
You may make unscheduled premium payments and/or planned periodic premiums. Planned periodic premiums are premiums in the amount and on the frequency you plan to pay. We will send premium reminder notices if you establish an annual, semiannual, or quarterly planned payment schedule. You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account. The amount and frequency of your premium payments affects the Policy Value and how long the Policy remains in force.
Premium payments may be delivered to us as follows:
•If you have established an annual, semiannual, or quarterly planned payment schedule, by sending payment in the reply envelope enclosed in the premium reminder notice; or
•By mailing your payment according to the instructions below.
Premium Payment Mailing Instructions:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
Premiums Affecting Guarantee Provisions
You must make at least a minimum premium payment during the first twelve policy months. After the first twelve months, you may determine the amount and timing of subsequent premium payments (with certain restrictions). The minimum premium is the amount that will keep the Policy in force for one month - based on the Policy’s current monthly policy and surrender charges. An illustration (available at no charge from your sales representative or our Home Office) will provide the minimum premium requirement applicable to your Policy.

The Death Benefit Guarantee Premium Requirement is satisfied if the sum of all premiums paid less any partial surrenders and any policy loans and unpaid loan interest equals or exceeds the sum of the monthly Death Benefit Guarantee Premiums applicable to date plus the next monthly Death Benefit Guarantee Premium.
Premium Limitations
The Policy should qualify as a life insurance contract as long as it satisfies certain tests under the Internal Revenue Code. The Internal Revenue Code limits premiums under the guideline premium test (which places limitations on the amount of premium payments that may be made) and under the cash value corridor test (the limitation of Policy Values that can accumulate relative to the death benefit), as well as to determine whether the policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds any or all of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s) and refund or apply the excess premium as follows:
• If we receive such premium payments more than 30 days from the date the applicable limit will increase, we will refund the excess premium payment to you.
• If we receive such premium payments within 30 days from the date the applicable limit will increase, we will hold the excess premium payment in a non-interest bearing account and apply it to your policy once the applicable limit increases.
Allocation of Premiums
Net premium payments are allocated to the Divisions according to your instructions. For each Division, the allocation percentage must be zero or a whole number. The total of all the allocation percentages must equal 100. Net premium payments are allocated as of the Valuation Period in which they are received in good order. Incomplete allocation instructions may cause a delay in processing.
The percentage allocation for future premium payments may be changed, without charge, at any time by:
•sending a Written Request to us;
•calling us at 1-800-247-9988 (if telephone privileges apply); or
•visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the Valuation Period in which your new instructions are received.
Division Valuation
There is no guaranteed minimum Division value. Its value reflects the investment experience of the Division. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. Without additional premium payments or a Death Benefit Guarantee Rider, it is possible that no death benefit would be paid upon the Insured’s death.
At the end of any Valuation Period, your value in a Division is:
•the number of Units you have in the Division
•multiplied by the value of a Unit in the Division.
The number of Units is the total of Units purchased by allocations to the Division from:
•your initial premium payment (less Premium Expense Charges);
•plus subsequent premium payments (less Premium Expense Charges);
•plus transfers from another Division
minus Units sold:
•for partial surrenders from the Division;
•as part of a transfer to another Division or the Loan Account; and
•to pay Monthly Policy Charges.
We calculate Unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate Unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate Unit values if an emergency exists making disposal or valuation of securities held in the Underlying Funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the Unit value of a Division, the Unit value from the previous Business Day is multiplied by the Division’s net investment factor for the current Valuation Period. The number of Units does not change due to a change in Unit value.

The net investment factor measures the performance of each Division. The net investment factor for a Valuation Period is calculated as follows:
[{the share price of the Underlying Fund at the end of the Valuation Period before that day’s transactions plus
the per share amount of the dividend (or other distribution) made by the Underlying Fund during the Valuation Period}]
divided by
the share price of the Underlying Fund at the end of the previous Valuation Period after that day’s transactions less
a current mortality and expense risks charge of 0.0020548% on a daily basis (0.75% on an annual basis) for the number of days within the Valuation Period. The mortality and expense risks charge is guaranteed not to exceed 0.0024658% on a daily basis (0.90% on an annual basis)
The amount of any taxes charged against a Division or set aside and the amount derived from the mortality and expense risks charge will be accrued daily and will be transferred from the Separate Account to the Company's general account at the discretion of the Company.
When an investment owned by an Underlying Fund pays a dividend, the dividend increases the net asset value of a share of the Underlying Fund as of the date the dividend is recorded. As the net asset value of a share of an Underlying Fund increases, the Unit value of the corresponding Division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of Units you own in the Division.
DEATH BENEFITS AND POLICY VALUES
Death Proceeds
We will pay the death proceeds to the beneficiary(ies) subject to the provisions of the policy, after we receive:
• Notice and proof that the Insured died while the policy was in force and before the Policy Maturity Date. Proof of the Insured’s death consists of a certified copy of the death certificate of the Insured.
• Sufficient information to determine our liability, the extent of the liability, and the appropriate payee legally entitled to the proceeds; and
• Sufficient evidence that any legal impediments to payment of proceeds that depend on the action of parties other than us are resolved. Legal impediments to payment include, but are not limited to: (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.
Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).
Death proceeds, calculated as of the date of the Insured’s death, are A minus B minus C where:
• A is the death benefit plus any proceeds from any benefit rider on the Insured's life;
• B is any Loan Indebtedness; and
• C, if the Insured's death occurs during a grace period, is the lesser of any overdue Monthly Policy Charges,         and, if applicable, the amount required to meet any no lapse provision or Death Benefit Guarantee Premium Requirement.
Benefit Instructions
While the Insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options of the Policy. If at the Insured’s death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If a benefit payment option is not selected, the death proceeds are paid in a lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit instructions are revoked.
The fixed benefit payment options include:
•Custom Benefit Arrangement
A custom benefit payment option may be arranged with our approval.
•Life Income
We pay income during a person’s lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions.)
•Joint and Survivor Life Income
We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions.)
If no beneficiary(ies) survive the Insured, the death proceeds will be paid to the Owner or the Owner’s estate unless otherwise specified.
Death Benefit Option
The death benefit option is selected at the time of application. If a death benefit is not chosen, the Policy will be issued with Death Benefit Option 1.
The two death benefit options available are:
•Death Benefit Option 1 - the death benefit equals the greater of:
•the Face Amount; or
•the amount found by multiplying the Policy Value by the applicable percentage from the table below.
•Death Benefit Option 2 - the death benefit equals the greater of:
•the Face Amount plus the Policy Value; or
•the amount found by multiplying the Policy Value by the applicable percentage from the table below.
APPLICABLE PERCENTAGE TABLE
(For ages not shown, the applicable percentage decreases by a pro-rata portion for each full year.)

Insured’s Attained Age	Percentage
40 and under	250
45	215
50	185
55	150
60	130
65	120
70	115
75 through 90	105
95 and older	100

Example:    The following assumptions are made to demonstrate the use of the Table.
Death Benefit Option: 1
Face Amount: $100,000
Policy Value: $80,000
Attained Age: 45
Risk Class: Non-smoker
Applicable Percentage: 215%
Death Benefit: $80,000 x 215% = $172,000
Change in Death Benefit Option
You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per Policy Year. Your request must be made in writing and approved by us. The effective date of the change will be the Monthly Date that coincides with or next follows our approval. We will increase or decrease the Face Amount so that the death benefit immediately after the change equals the death benefit immediately before the change. If the death benefit option change involves a face decrease, you may elect to keep the current Face Amount, subject to underwriting review and approval.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the Face Amount. The amount of the decrease is equal to the Policy Value on the effective date of the change. If there have been increases in the Face Amount, the decrease of Face Amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase.
Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000 ($1,000,000 - $50,000)	$1,000,000 ($950,000 + $50,000)	$50,000

Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the Face Amount. The amount of the increase is equal to the Policy Value on the effective date of the change. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease.
Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000 ($1,000,000 + $50,000)	$50,000
after the change	after the change	after the change
$1,050,000 ($1,000,000 + $50,000)	$1,050,000	$50,000
Maturity Proceeds
If your Policy is in force and the Insured is living on the Policy Maturity Date shown on the Data Pages, you may elect to be paid the Policy's maturity proceeds which are equal to the Net Surrender Value.
If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, you must send Written Request to our Home Office.
Adjustment Options
Increase in Face Amount
You may request an increase provided that the Policy is not in a grace period, and Monthly Policy Charges are not being waived under a rider. The minimum increase in Face Amount is $5,000. Any Adjustment is subject to our approval.
The request must be made on an adjustment application. The application must be signed by the Owner(s) and the Insured. If your request is not approved, no changes are made to your Policy.
We will approve your request if:
• the Attained Age of the Insured does not exceed the maximum age limit that applies to the Policy on a new issue basis;
• the amount of the Face Amount increase is at least the Minimum Face Amount Increase shown on the Data Pages;
• You supply evidence which satisfies us that the Insured is alive and insurable under our underwriting guidelines then in effect;
• the death proceeds less the Policy Value does not exceed our maximum limits as defined under our underwriting guidelines then in effect;
• your policy is not in a grace period;
• the Face Amount after Adjustment is not less than the Minimum Face Amount shown on the Data Pages; and
• Your Monthly Policy Charges or premiums are not being waived under any rider.
The increase in Face Amount is in a risk classification determined by us. The Adjustment is effective on the Monthly Date on or next following our approval of your request.
We calculate an “Adjustment conditional receipt premium deposit” (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the Adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.

Any payment made with the adjustment application is held in our general account without interest. If we approve the Adjustment, on the effective date of the Adjustment, the amount of the premium payment being held minus the Premium Expense Charge is moved to the Divisions. Your current premium allocation percentages are used to make this allocation.
The cost of insurance charge will increase in the event of an increase in a Policy’s Face Amount. If there is insufficient value to pay the higher charges after an increase in Face Amount, the Policy will lapse unless the no-lapse or death benefit guarantees are in effect. A Face Amount increase that is not a Cost of Living increase has its own Right to Examine and Right to Exchange periods.
Decrease in Face Amount
On or after the first policy anniversary, you may request a decrease in the Face Amount. No transaction fee is imposed on decreases in the Face Amount. A decrease in Face Amount lowers the cost of insurance charges but does not reduce surrender charges. Surrender charges remain the same after the face decrease is processed. A request for decrease requires the following:
• the request must be made on an adjustment application;
• the application must be signed by the Owner(s);
• the Policy is not in a grace period;
• Monthly Policy Charges are not being waived under a waiver rider;
• the amount of the decrease is subject to our then current underwriting guidelines; and
• the decrease may not reduce the Face Amount below $25,000.
A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the Policy Value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.
Policy Values
Your Policy Value is equal to the sum of the values in your Divisions and Loan Account. Your Policy Value:
• increases as premiums are applied and when interest is credited;
• decreases as partial surrenders, unpaid loan interest and policy expense are deducted; and
• can increase or decrease as the investment experience of your chosen Divisions fluctuates.
OPTIONAL BENEFITS UNDER THE POLICY
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from a registered representative or our Home Office. Not all optional insurance benefits (including those referred to below as "standard") are available in all states. Some provisions may vary from state to state . The cost, if any, of an optional insurance benefit is deducted from your Policy Value. See SUMMARY: FEE TABLES for current and maximum charges.

Optional Benefit/Rider	Purpose	Standard/Optional	Charge	Other Restrictions/Limitations
Accelerated Benefit	provides the option to receive an advance of a portion of the death proceeds if the Insured becomes diagnosed as terminally ill with a life expectancy of less than 12 months.	Optional	No(1)	Limited to 75% of the total Face Amount (less certain deductions), up to a maximum of $1,000,000. Advance may be taxable. Seek assistance from your personal tax advisor
Accidental Death Benefit	provides an additional death benefit if the Insured’s death is caused by accidental means	Optional	Yes
Change of Insured	allows the business to change the Insured when an employee leaves employment or ownership of the business changes	Optional	No	available on business cases only
Children Term	provides insurance coverage for the Insured's child(ren)	Optional	Yes
Cost of Living Increase	provides increases in the Face Amount every three years, to the Insured’s age 55, without requiring evidence of insurability	Standard(2)	No(3)	.
Death Benefit Guarantee	guarantees the policy will not lapse if premiums paid equal or exceed the Death Benefit Guarantee Premium Requirement	Standard(4)	No	The level of premium paid determines whether the guarantee is extended to the Insured’s Attained Age 95. If the rider terminates, it may not be reinstated.
Extended Coverage	extends the Policy beyond the maturity date as long as the Policy is still in-force and the Insured is living on the Policy Maturity Date	Standard(5)	No	After the Policy Maturity Date: no Monthly Policy Charges are deducted; no additional premium payments are allowed; Adjustment options are not available; the death benefit option is changed to Death Benefit Option 1; and all Division values are transferred to the Money Market Division with no further transfers allowed.
Guaranteed Option	provides an opportunity for the Policy owner to increase the Face Amount up to an optional amount without evidence of insurability at Attained Age rate	Optional	Yes
Life Paid-Up (Overloan Protection)	Under certain circumstances(6), guarantees the Policy will not lapse when there is large Loan Indebtedness by converting the Policy to paid-up life insurance	Optional	Yes
Once the rider benefit begins:
Division values are transferred to the Money Market Division; no further Monthly Policy Charges are deducted; no new premium payments, Face Amount Adjustments, partial surrenders or loans are allowed; your death benefit option will change to death benefit option 1; Loan Indebtedness and interest will continue to accrue on the Loan Indebtedness, and you can submit loan payments; all optional riders, except the Extended Coverage Rider, will be terminated. You should consult your tax advisor regarding this rider.

Spouse Term	provides insurance coverage for the Insured’s spouse	Optional	Yes
Waiver of Monthly Deductions	pays the monthly deductions of the Policy if the Insured becomes disabled and loses the ability to earn an income	Optional	Yes
(1) Death proceeds payable upon the death of the Insured will be reduced by the amount of the death proceeds advanced plus interest charged.
(2) Policies with a risk classification of standard or better and where the Insured’s issue age is 52 or younger.
(3) The Monthly Policy Charge and surrender charge will be increased to cover the costs and charges for any increase in the Face Amount made under this rider
(4) If the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee Premium Requirement
(5) You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy.

(6) For the rider benefit to begin, the following conditions must be satisfied:
• the Loan Indebtedness must be at least 96% of the Surrender Value;
• there is sufficient Net Surrender Value to cover the one-time rider charge;
• the Insured’s Attained Age must be 75 years or older;
• the Policy must have been in force for at least 15 Policy Years; and
• premiums paid have been surrendered.
We reserve the right to begin the rider benefit when the Loan Indebtedness is at least 92% of the Surrender Value and all of the conditions are satisfied.
SURRENDERS AND PARTIAL SURRENDERS
Surrenders
You must send us a Written Request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective as of the end of the Valuation Period during which we receive your Written Request. Total and partial surrenders from the Policy are generally paid within seven Business Days of our receipt of the Written Request. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments or Transfers).
Full surrender
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed. There is no refund of any Monthly Policy Charges deducted before the full surrender effective date.
Partial surrender
On or after the first policy anniversary and prior to the maturity date, you may surrender a part of the Net Surrender Value. The minimum amount of a partial surrender is $500. Up to two partial surrenders may be made during a Policy Year. The total of your two partial surrenders during a Policy Year may not be greater than 50% of the current Net Surrender Value. The partial surrender may not decrease the Face Amount to less than $25,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee Rider, if applicable.
Your Policy Value is reduced by the amount of the surrender and transaction fee. We surrender Units from the Divisions to equal the dollar amount of the surrender request. The surrender is deducted from your Divisions according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your Monthly Policy Charge allocation percentages. No surrender charge is imposed on a partial surrender. You pay a transaction fee on each partial surrender. The fee is the lesser of $25 or two percent of the amount surrendered. It is withdrawn in the same proportion as your Monthly Policy Charge allocation.
If Death Benefit Option 1 is in effect and the death benefit equals the Face Amount, the Face Amount is reduced by the amount of the partial surrender and transaction fee. In situations where the death benefit is greater than the Face Amount, the Face Amount is reduced by the amount the partial surrender plus transaction fee exceeds the difference between the death benefit and Face Amount. If the Face Amount had been increased, any reduction of the Face Amount is made on a last in, first out basis.
If the Death Benefit Option 2 is in effect, there is no reduction in the Face Amount upon a partial surrender.
LOANS
Policy Loans
While your Policy is in effect and has a Net Surrender Value, you may borrow money from us with the Policy as the security for the policy loan.
•The maximum amount you may borrow is 90% of the Net Surrender Value as of the date we process the policy loan.
•You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
•Generally, policy loan proceeds are sent within seven Business Days from the date we receive your request (see GENERAL PROVISIONS - Delay of Payments or Transfers).
•Requests for policy loans from any joint owner are binding on all joint owners.
•Policy loans may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee Rider, if applicable (see PREMIUMS - Payment of Premiums).
You are charged interest on your policy loan. The interest rate is 8.0% per year. Interest accrues daily and is due and payable at the end of the Policy Year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your Division(s) and transferred to the Loan Account. Withdrawals are made in the same proportion as the allocation used for the most recent Monthly Policy Charge.
A policy loan generally has a permanent effect on Policy Values because borrowed amounts do not reflect the investment experience of the Division(s). In addition, Loan Indebtedness is subtracted from:
•death proceeds at the death of the Insured;
•Surrender Value upon full surrender or termination of a Policy; and
•maturity proceeds paid.
Loan indebtedness reduces your Net Surrender Value. If the Net Surrender Value is less than the Monthly Policy Charges on a Monthly Date, the 61-day grace period provision applies.
If the Policy lapses with an outstanding loan balance, there may be tax consequences.
Loan Account
When a policy loan is taken, a Loan Account is established. An amount equal to the loan is transferred from your Division(s) to your Loan Account. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge. There are no restrictions from which accounts the loan amount can be transferred. Any loan interest due and unpaid is transferred in the same manner.
Your Loan Account earns interest from the date of transfer at an interest rate of 6.0% per year. Interest accrues daily and is paid at the end of the Policy Year.
Loan Payments
While the Policy is in force and before the Insured dies, you may pay the loan as follows:
•the minimum loan repayment is $30;
•policy loans may be repaid totally or in part;
•repayments are allocated to the Division(s) in the proportions used for allocation of premium payments;
•the repayments are allocated as of the Valuation Period in which we receive the repayment;
•repayments are to be sent to our service office; and
•payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding.
POLICY TERMINATION AND REINSTATEMENT
Policy Termination (Lapse)
If the Net Surrender Value on any Monthly Date is less than the Monthly Policy Charge, a 61-day grace period begins. The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the end of the grace period. If the Insured dies during a grace period, the death benefit is paid and the amount is reduced by: all Monthly Policy Charges due and unpaid at the death of the Insured; and any Loan Indebtedness.
The Policy also terminates:
•when you make a full Policy surrender;
•when death proceeds are paid; and
•on the maturity date.
When the Policy terminates, all of the owners’ Policy rights and privileges end.
Grace Period
If the Net Surrender Value on a Monthly Date is less than the current monthly charge or the Loan Indebtedness is greater than the Net Surrender Value (overloan), and the Death Benefit Guarantee rider is not in effect, we will send you a notice of pending termination and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy lapse. If the grace period begins because of an overloan, the notice will also state a higher, optional premium payment amount that will decrease the Loan Indebtedness. Loan payments count toward your grace period payment. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will terminate without value.

When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period the Net Surrender Value may be overstated.
During the first 12 policy months, the Policy will not enter a grace period if (a) is greater than or equal to ((b) multiplied by (c)) where:
(a)    is the sum of the premiums paid;
(b)    is the Minimum Monthly Premium shown on the Data Page; and
(c)    is one plus the number of completed months since the Policy Date or since the Adjustment Date of a requested Face Amount increase as applicable.
After the first 12 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
•your Policy’s Net Surrender Value is at least equal to the Monthly Policy Charge on the current Monthly Date; or
•the Death Benefit Guarantee rider is in effect.
The Death Benefit Guarantee Premium Requirement is satisfied if (a) is greater than or equal to (b) where:
(a)    is the sum of all premiums paid less any partial surrenders and any Loan Indebtedness; and
(b)    is the sum of the monthly Death Benefit Guarantee Premiums to date plus the next monthly Death Benefit Guarantee Premium.
Example:    If the Face Amount is $250,000 and the Insured is a male with an Attained Age of 45 who is a nonsmoker:
•Minimum initial premium requirement is $2,399.50. (The Face Amount (divided by 1000) multiplied by the minimum initial guarantee premium rate of $9.27 plus $82.00)
•Death Benefit Guarantee Premium Requirement is $3,659.50. (The Face Amount (divided by 1000) multiplied by the Death Benefit Guarantee Premium rate of $14.31 plus $82.00)
The required premium is intended to reimburse us for the Monthly Policy Charges during the grace period, and to provide enough Policy Value to pay the Monthly Policy Charge on the first Monthly Date after the grace period. If the grace period ends before we receive the required premium, we pay the policy owner the amount by which (a) is greater than (b) where:
(a)    is the Net Surrender Value on the Monthly Date at the start of the grace period; and
(b)    is the two monthly deductions applicable during the grace period.
Due to possible adverse market fluctuations, there is no guarantee that the amount requested at the beginning of the grace period is enough to pay the Monthly Policy Charges as they are processed. If the Net Surrender Value is not at least as much as the Monthly Policy Charge on any Monthly Date, a new 61-day grace period starts.
Neither partial surrenders nor policy loans may be made during a grace period.
Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
•prior to the maturity date and while the Insured is alive;
•upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
•if you make a payment of at least the greater of an amount sufficient to allow 3 monthly deductions or the past due minimum required premium; and
•if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).
If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan and any unpaid loan interest must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).
We do not require payment of Monthly Policy Charges during the period the Policy was terminated. Reinstatement is effective on the next Monthly Date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our general account without interest. If the reinstatement is approved, they are allocated to your selected Division(s) on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same Policy Date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.
If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, is calculated based on the number of years the Policy was in force. The Premium Expense Charge is calculated based on the number of years since the Policy was issued.
TAX ISSUES RELATED TO THE POLICY
The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.
NOTE:    Due to the complexity of these rules and because they are affected by the facts and circumstances of each Policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.
Taxation of Death Proceeds
Under Section 101(a)(1) of the Internal Revenue Code, gross income does not include amounts received under a Policy if such amounts are paid by reason of the death of the Insured. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income under Section 101(a)(2) of the Internal Revenue Code.
Under Section 101(g) of the Internal Revenue Code, certain amounts received under a Policy on the life of an Insured who qualifies as a terminally or chronically ill individual can be excluded from gross income as an amount paid by reason of the death of the Insured.
For employer-owned life insurance on the life of an Insured who is an employee, the death benefit amount excluded from gross income is limited to the premiums and other consideration paid for the life insurance if the employer is directly or indirectly a beneficiary under the Policy unless certain requirements are met. These requirements are provided in Section 101(j) of the Internal Revenue Code and would include notice and consent by the Insured of the life insurance coverage prior to the issuance of the coverage. These rules generally apply to employer-owned life insurance issued or materially changed on or after August 17, 2006.
Taxation of Maturity Proceeds
A taxable event may occur if the Net Surrender Value at maturity plus any Loan Indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the Surrender Value and the remaining premiums in the policy.
T axation of Growth in Policy Value
Any increase in Policy Value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the Owner will be subject to income tax on annual increases in cash value.
Taxation of Policy Surrenders and Partial Surrenders
A surrender or termination of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any Loan Indebtedness, upon surrender or termination, is added to the Net Surrender Value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.
A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders.
If within the first fifteen Policy Years, you make a partial surrender with a corresponding reduction in the Face Amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.

The increase in Policy Value of the Policy is not included in gross income unless and until there is a full surrender or partial surrender under the Policy. A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent the distribution exceeds your investment in the Policy.
Transfers between the Division(s) are not considered as distributions from the Policy and would not be considered taxable income.
Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.
If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax. The taxable amount is generally the difference between the Policy Value and net premiums paid at the time the loan is made.
If the Policy terminates with an outstanding loan balance, there may be tax consequences.
Taxation of Change of Owner
Transfer of ownership may have tax consequences to the Owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. The purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller/payment recipient and Internal Revenue Service (IRS) under Section 6050Y of the Internal Revenue Code. Please consult with your tax advisor before changing ownership of your life insurance policy.
Taxation of Change of Insured
For tax purposes, changing the Insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the Policy Value and Net Premiums paid.
Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of Policy Value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your Policy Value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is
•made after the Owner attains age 59½; or
•attributable to the taxpayer becoming disabled (as defined in Section 72(m)(7)); or
•part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.
Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you make a premium payment that we determine would cause your policy to be classified as a Modified Endowment Contract under Internal Revenue Code Section 7702A, we reserve the right to apply or refund the payment as described under “Premium Limitations.”
Taxation of Exchange or Assignment of Policies
An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.
Special Considerations for Life Insurance Owned by a Business Entity
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the Insured dies.

Withholding
Federal withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated wage withholding rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect. Non-resident aliens are subject to 30% withholding (or a lower treaty rate) on taxable distributions.
Under the Foreign Account Tax Compliance Act (FATCA), we will be required to withhold a 30% tax on taxable distributions to certain foreign entities that fail to comply with new reporting and withholding requirements designed to inform the U.S. Department of the Treasury. We may disclose the information we receive from policy owners to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a policy owner that is a foreign entity fails to provide us with appropriate certifications or other documentation concerning its status under FATCA.
Mutual Fund Diversification
The U.S. Department of the Treasury has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the contracts. Under this Internal Revenue Code section, Separate Account investments must be adequately diversified in order for the increase in the value of contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each Underlying Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Variable life insurance Separate Accounts are provided a special diversification exemption when investing in U.S. Treasury securities.
Failure of an Underlying Fund to meet the diversification requirements could result in tax liability to contract holders. The investment opportunities of the Underlying Funds could conceivably be limited by adhering to the above diversification requirements.
GENERAL PROVISIONS
Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.
The minimum Face Amount when the Policy is originally issued is $25,000. We reserve the right to increase or decrease the minimum Face Amount. The increased minimum Face Amount would apply only to Policies issued after the effective date of the increase.
To issue a Policy, we require that age of the Insured be 75 or younger as of the Policy Date. Other underwriting restrictions may apply. An applicant for the Policy must:
•furnish satisfactory evidence of insurability of the Insured; and
•meet our insurance underwriting guidelines and suitability rules.
If you want insurance coverage to start at the time the application is submitted, you must send a payment equal to at least the required minimum initial premium with your completed application. The amount is based on the Face Amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, a conditional receipt may be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned to the designated owner on the application no later than five Business Days from the date the application was rejected.

Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your initial premium payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.
We do not knowingly sell policies that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Policy Date
Your Policy Date is shown on the Data Pages.
Effective Date
The Policy date and the Effective Date are the same unless a backdated Policy Date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.
If the proposed Insured dies before the Effective Date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).
Statement of Values
You receive an annual statement at the end of each Policy Year. The statement will show:
• beginning and end dates of the current statement period;
• the death benefit at the end of the statement period;
• the Policy Value at the beginning and end of the statement period;
• the Surrender Value, if any, at the end of the statement period;
• all premiums paid during the statement period;
• all charges deducted during the statement period;
• any Loan Indebtedness at the end of the statement period;
• any partial surrenders made during the statement period;
• any investment gain or loss during the statement period;
• total value of each of your Divisions as of the statement period;
• if applicable, a notice that the policy may terminate without value before the end of the next statement period
• unless additional premiums are paid (assuming guaranteed interest, mortality and expense loads, and premium charges); and
• any other information required to be included in the statement under state or federal law.
You will also receive a statement as of the end of each calendar quarter. We also send you the reports required by the Investment Company Act of 1940 (as amended).
Services Available via the Internet and Telephone
If you elect to use internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
•change in allocations of future premium payments;
•change in allocation of the Monthly Policy Charge;
•transfers; and
•policy loan (not available via the internet) (loan proceeds are mailed to the Owner’s address of record).
If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.
Your instructions:
•may be given by calling us at 1-800-247-9988 between 7 a.m. and 6 p.m. Central Time on any day that the NYSE is open;
• may be given by accessing us at www.principal.com (for security purposes, you need a password to use any of the internet services, including viewing your Policy information on-line. If you don’t have a password, you can obtain one at www.principal.com);

•must be received by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day you call;
•are effective the next Business Day if not received until after the close of the NYSE; and
•from one joint Owner are binding on all joint Owners.
Instructions from one joint Owner are binding on all joint Owners. If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.
Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the Owner’s address of record.
The procedures for internet include requesting the same personal identification information as well as your password, logging all internet activity and sending written transaction confirmations to the Owner’s address of record.
Misstatement of Age or Gender
We will adjust the death benefit if the age, or gender where applicable, of the Insured has been misstated. The adjusted death benefit will be equal to the death benefit that would have been purchased at the Insured’s correct age, or gender where applicable, of the Insured using the most recent cost of insurance rate charge and adjusting the Net Amount At Risk by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate.
Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.
Incontestability
With respect to material misstatements made in the initial application(s) for the policy, we will not contest the policy after the policy has been in force during the lifetime of the Insured for two years from the Policy Date. With respect to material misstatements made in any subsequent application(s) for additional coverage or reinstatement application(s), we will not contest the additional coverage or reinstated coverage resulting from such application(s) after the additional coverage or reinstated coverage has been in force during the lifetime of the Insured for two years from the date of the Adjustment or reinstatement. The time limits in this Incontestability provision do not apply to fraudulent misrepresentations, when permitted by applicable law in the state where the policy is delivered or issued for delivery.
Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of Principal Life Insurance Company are included in the Statement of Additional Information. Those statements and related schedules have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, for the periods indicated in their reports.
LEGAL PROCEEDINGS
There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.
FINANCIAL STATEMENTS

[TO BE FILED BY AMENDMENT]

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of Underlying Funds currently available under the Policy, which is subject to change. Before you invest, you should review the prospectuses for the Underlying Funds, as may be amended from time to time. These prospectuses contain more information about the Underlying Funds and their risks. You can find the prospectuses and other information about the Underlying Funds online at [website]. You can also request this information at no cost by calling [phone number] or by sending an email request to [email].
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
In some cases, the current expense ratio reflects expense reimbursements and/or fee waiver arrangements reported in the Underlying Fund’s registration statement. Such arrangements may be terminated, and therefore, reflect temporary fee reductions.

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
American Century VP Income & Growth - Class I	Large US Equity	American Century Investment Management, Inc.
American Century VP Inflation Protection - Class II	Inflation-Protected Bond
American Century VP Mid Cap Value - Class II	Small/Mid US Equity
American Century VP Ultra - Class I	Large US Equity
American Century VP Value - Class II	Large US Equity
American Funds Insurance Series Blue Chip Income and Growth - Class 2	Large US Equity	Capital Research and Management Company
American Funds Insurance Series Global Balanced - Class 2	Asset Allocation
American Funds Insurance Series Growth - Class 2	Large US Equity
American Funds Insurance Series International - Class 2	International Equity
American Funds Insurance Series New World - Class 2	International Equity
BNY Mellon IP MidCap Stock - Service Class	Small/Mid US Equity	BNY Mellon Investment Adviser, Inc./Mellon Investments Corp
Calvert VP S&P 500 Index (not available to new investors after 4/25/2014)	Large US Equity	Calvert Research and Management/Ameritas Investment Partners, Inc.
ClearBridge Mid Cap - Class I	Small/Mid US Equity	ClearBridge Investments, LLC/Legg Mason Partners Fund Advisor, LLC
Delaware VIP Small Cap Value - Service Class	Small/Mid US Equity	Delaware Management Company
Delaware VIP SMID Cap Core - Service Class	Small/Mid US Equity
DWS Small Mid Cap Value - Class B	Small/Mid US Equity	DWS Investment Management Americas Inc
Fidelity VIP Contrafund - Initial Class	Large US Equity	Fidelity Management and Research Co
Fidelity VIP Equity-Income - Initial Class	Large US Equity
Fidelity VIP Extended Market Index - Service Class 2	Small/Mid US Equity	Fidelity Management & Research Co/Geode Capital Management, LLC and FMR Co., Inc.
Fidelity VIP Gov't Money Market - Service Class	Short-Term Fixed Income	Fidelity Management and Research Co
Fidelity VIP Growth - Service Class 2	Large US Equity
Fidelity VIP High Income - Initial Class	Fixed Income

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
Fidelity VIP International Index - Service Class 2	International Equity	Fidelity Management & Research Co/Geode Capital Management, LLC and FMR Co., Inc.
Fidelity VIP Total Market Index - Service Class 2	Asset Allocation
Franklin Templeton VIP Trust - Franklin Small Cap Value VIP - Class 2	Small/Mid US Equity	Franklin Mutual Advisors, LLC
Franklin Templeton VIP Trust - Templeton Global Bond VIP - Class 2	Fixed Income	Franklin Advisers, Inc.
Invesco VI American Franchise - Series I	Large US Equity	Invesco Advisers, Inc.
Invesco VI American Value- Series I	Small/Mid US Equity
Invesco VI Core Equity- Series I	Large US Equity
Invesco VI Health Care- Series I	Other-Health
Invesco VI Mid Cap Core Equity- Series II	Small/Mid US Equity
Invesco VI Mid Cap Growth- Series I	Small/Mid US Equity
Invesco VI Small Cap Equity- Series I	Small/Mid US Equity
Invesco VI Technology- Series I	Other-Technology
Janus Henderson Series Enterprise- Service	Small/Mid US Equity	Janus Capital Management LLC
Janus Henderson Series Global Technology and Innovation - Service	Other-Technology
Lord Abbett Series Fund Developing Growth- Class VC	Small/Mid US Equity	Lord, Abbett & Co, LLC
MFS Blended Research Small Cap Equity- Service Class	Small/Mid US Equity	Massachusetts Financial Services Company
MFS Mid Cap Value- Service Class	Small/Mid US Equity
MFS New Discovery- Service Class	Small/Mid US Equity
MFS New Discovery Value - Service Class	Small/Mid US Equity
Principal Variable Contracts Funds ("PVC") Core Plus Bond- Class 1	Fixed Income	Principal Global Investors
PVC Diversified Balanced- Class 1	Asset Allocation
PVC Diversified International- Class 1	International Equity
PVC Equity Income- Class 1	Large US Equity
PVC Government & High Quality Bond- Class 1	Fixed Income
PVC International Emerging Markets- Class 1	International Equity
PVC LargeCap Growth I- Class 1	Large US Equity	Principal Global Investors/T. Rowe Price Associates, Inc. and Brown Advisory, LLC

Fund Company and Fund Name and Class	Fund Type	Advisor/Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
PVC LargeCap S&P 500 Index- Class 1	Large US Equity	Principal Global Investors
PVC MidCap- Class 1	Small/Mid US Equity
PVC Principal Capital Appreciation- Class 1	Large US Equity
PVC Principal LifeTime 2010- Class 1	Asset Allocation
PVC Principal LifeTime 2020- Class 1	Asset Allocation
PVC Principal LifeTime 2030- Class 1	Asset Allocation
PVC Principal LifeTime 2040- Class 1	Asset Allocation
PVC Principal LifeTime 2050- Class 1	Asset Allocation
PVC Principal LifeTime 2060- Class 1	Asset Allocation
PVC Principal LifeTime Strategic Income- Class 1	Asset Allocation
PVC Real Estate Securities- Class 1	Small/Mid US Equity
PVC SAM Balanced- Class 1	Asset Allocation
PVC SAM Conservative Balanced- Class 1	Asset Allocation
PVC SAM Conservative Growth- Class 1	Asset Allocation
PVC SAM Flexible Income- Class 1	Asset Allocation
PVC SAM Strategic Growth- Class 1	Asset Allocation
PVC Short-Term Income- Class 1	Short-Term Fixed Income
PVC SmallCap- Class 1	Small/Mid US Equity
Putnam VT Growth Opportunities- Class 1B	Large US Equity	Putnam Investment Management LLC
TOPS Managed Risk Balanced ETF- Class 2	Asset Allocation	Milliman Financial Risk Management, LLC/ ValMark Advisers, Inc.
TOPS Managed Risk Growth ETF- Class 2	Asset Allocation
TOPS Managed Risk Moderate Growth ETF- Class 2	Asset Allocation
VanEck VIP Global Hard Assets- Class S	Other-Natural Resources	Van Eck Associates Corp
Wanger International	International Equity	Columbia Wanger Asset Management, LLC
Wells Fargo VT Index Asset Allocation- Class 2	Asset Allocation	Wells Capital Management Incorporated/Wells Fargo Funds Management, LLC
Wells Fargo VT Omega Growth- Class 2	Large US Equity

ADDITIONAL INFORMATION
Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2021, and which is incorporated into this prospectus.
Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Flex Variable Life, Principal Financial Group, P.O. Box 10431, Des Moines, Iowa 50306-0431, 1-800-247-9988. You may also contact us through our internet site: www.principal.com
Reports and other information about the Policy are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Principal® Flexible Variable Life
Investment Company Act File No. 33-13481

PART B
STATEMENT OF ADDITIONAL INFORMATION
PRINCIPAL® FLEXIBLE VARIABLE LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the “Company”) through its
Principal Life Insurance Company Variable Life Separate Account

dated May 1, 2021
The Statement of Additional Information provides information about the Principal® Flexible Variable Life Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.
This Statement of Additional Information is not a prospectus. It provides information that supplements the Policy’s Prospectus dated May 1, 2021. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:
Principal® Flexible Variable Life
Principal Financial Group
P.O. Box 10431
Des Moines, IA 50306-0431
Telephone: 1-800-247-9988
Fax: 1-866-885-0390

2

GENERAL INFORMATION AND HISTORY
The Company
Principal Life Insurance Company (the “Company”) is the issuer of the Principal Flexible Variable Life Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306-0431. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.
In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
Principal Life Insurance Company Variable Life Separate Account
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.
All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 801 Grand Avenue Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.
UNDERWRITERS
The principal underwriter of the Policy is Principal Securities, Inc. ("PSI"), which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. PSI’s address is Principal Securities, Inc., 655 9th Street, Des Moines, IA 50392. PSI was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the Financial Institutions Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by PSI and applicable law to do so.
The Policy’s offering to the public is continuous. As the principal underwriter, PSI is paid for the distribution of the Policy. For the last three fiscal years PSI has received and retained the following commissions:

2019 received/retained	2018 received/retained	2017 received/retained
$19,406/$0	$20,814/$0	$21,836/$0

UNDERWRITING PROCEDURES
Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Associations of Insurance Commissioners), age last birthday, with distinction for the insured’s gender and smoking status.
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PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.
From time to time, the Separate Account or an underlying fund may advertise the “yield” and “effective yield” of a money market division or of the underlying fund in which it invests. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2019, the 7-day annualized and effective yields of the Fidelity VIP Government Money Market Division were 0.58% and 0.58%, respectively.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.
The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, asset based charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy’s value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy’s performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

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FINANCIAL STATEMENTS

APPENDIX A - Principal Life Insurance Company - Variable Life Separate Account Financials

To be filed by amendment.
A-1

APPENDIX B - Principal Life Insurance Company Financials

To be filed by amendment.
B-1

Part C
Other Information
Item 30. Exhibits
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.

(a)
Resolution of Board of Directors of the Depositor - Filed as Ex-99(a)(1) on 04/12/1996 (Accession No. 0000812797-96-000004) This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(b)	Custodian Agreements - N/A

(c)	Underwriting Contracts (Exhibits (c1) through (c4) filed on 4/12/1996 (Accession No. 0000812797-96-000004) were originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(c1)	Distribution Agreement (filed as Ex-99(a)(3)a on 4/12/96)
	(c2)	Selling Agreement (filed as Ex-99(a)(3)b.a on 4/12/96)
	(c3)	Registered Representative Agreement (filed as Ex-99(a)(3)b.b on 4/12/96)
	(c4)	Schedule of sales commissions (filed as Ex-99(a)(3)c on 4/12/96)

(d)	Contracts (Exhibits (d1) through (d24) filed on 4/12/1996 (Accession No. 0000812797-96-000004) were originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(d1)	Form of Variable Life Contract (filed as Ex-99(a)(5)a on 4/12/96)
	(d2)	Form of Accelerated Benefits Rider (filed as Ex-99(a)(5)a.x on 4/12/96)
	(d3)	Form of Accounting Benefit Rider (filed as Ex-99(a)(5)a.ix on 4/12/96)
	(d4)	Form of Accidental Death Benefit Rider (filed as Ex-99(a)(5)a.iv on 4/12/96)
	(d5)	Form of Change of Insured Rider (filed as Ex-99(a)(5)a.vii on 4/12/96)
	(d6)	Form of Children Term Insurance Rider (filed as Ex-99(a)(5)a.v on 4/12/96)
	(d7)	Form of Cost of Living Increase Rider (filed as Ex-99(a)(5)a.i on 4/12/96)
	(d8)	Form of Death Benefit Guarantee Rider (filed as Ex-99(a)(5)a.viii on 4/12/96)
	(d9)	Form of Guaranteed Increase Option Rider (filed as Ex-99(a)(5)a.iii on 4/12/96)
	(d10)	Form of Spouse Term Insurance Rider (filed as Ex-99(a)(5)a.vi on 4/12/96)
	(d13)	Form of Waiver of Monthly Policy Charge Rider (filed as Ex-99(a)(5)a.ii on 4/12/96)
	(d14)	Form of Variable Life Contract - Unisex Version (filed as Ex-99(a)(5)b on 4/12/96)
	(d15)	Form of Accelerated Benefits Rider(filed as Ex-99(a)(5)b.x on 4/12/96)
	(d16)	Form of Accounting Benefit Rider (filed as Ex-99(a)(5)b.ix on 4/12/96)
	(d17)	Form of Accidental Death Benefit Rider (filed as Ex-99(a)(5)b.iv on 4/12/96)
	(d18)	Form of Change of Insured Rider (filed as Ex-99(a)(5)b.vii on 4/12/96)
	(d19)	Form of Children Term Insurance Rider (filed as Ex-99(a)(5)b.v on 4/12/96)
	(d20)	Form of Cost of Living Increase Rider (filed as Ex-99(a)(5)b.i on 4/12/96)
	(d21)	Form of Death Benefit Guarantee Rider (filed as Ex-99(a)(5)b.viii on 4/12/96)
	(d22)	Form of Guaranteed Increase Option Rider (filed as Ex-99(a)(5)b.iii on 4/12/96)
	(d23)	Form of Spouse Term Insurance Rider (filed as Ex-99(a)(5)b.vi on 4/12/96)
	(d24)	Form of Waiver of Monthly Deduction Rider (filed as Ex-99(a)(5)b.ii on 4/12/96)

(e)	Applications (Exhibits (e1) and (e2) filed on 4/12/1996 (Accession No. 0000812797-96-000004) were originally filed in paper format. Accordingly, a hyperlink has not been provided.
	(e1)	Form of Life Insurance Application (filed as Ex-99(a)(10)a on 4/12/96)
	(e2)	Form of Supplemental Application (filed as Ex-99(a)(10)b on 4/12/96)

(f)	Depositor's Certificate of Incorporation and By-laws
	(f1)	Articles of Incorporation of the Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)
	(f2)	Bylaws of Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

(g)	Reinsurance Contracts
The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

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(h)	Participation Agreements

1. American Century
	(a)	Shareholder Services Agreement dated April 1, 1999 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(b)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(3)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(c)	Amendment 1 to Shareholder Services Agreement dated May 1, 2001 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(d)	Amendment 2 to Shareholder Services Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(e)	Amendment 3 to Shareholder Services Agreement dated May 1, 2004 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)
Amendment 4 to Shareholder Services Agreement dated October 13, 2005 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(g)
Amendment 5 to Shareholder Services Agreement dated June 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(h)
Amendment 6 to Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(i)	Amendment 7 to Shareholder Services Agreement dated March 20, 2014 (Filed as Exhibit (h)1(j) on 04/28/2014 (Accession No. 0000812797-14-000026)
(j)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

2. American Funds
	(a)	Fund Participation and Service Agreement dated May 1, 2014 -- Filed as exhibit 99.h02(a) on 04/27/2015 (Accession No. 0000812797-15-000031)
	(b)	Rule 22c-2 Agreement dated May 19, 2014 -- Filed as exhibit 99.h02(b) on 04/27/2015 (Accession No. 0000812797-15-000031)
	(c)	Business Agreement dated May 1, 2014 -- Filed as exhibit 99.h02(c) on 04/27/2015 (Accession No. 0000812797-15-000031)
	(d)	Form of First Amendment To Fund Participation and Service Agreement -- Filed as exhibit 99.h02(d) on 04/27/2015 (Accession No. 0000812797-15-000031)

3. Calvert Variable Series, Inc.
(a)
Consolidated Fund Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(a) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(b)	Amendment to Consolidated Fund Participation Agreement dated April 30, 2014 -- Filed as exhibit 99.h04(b) on 04/27/2015 (Accession No. 0000812797-15-000031)
(c)
Consolidated Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(d)	Amendment to Consolidated Services Agreement dated April 30, 2014 -- Filed as exhibit 99.h04(d) on 04/27/2015 (Accession No. 0000812797-15-000031)
	(e)	Rule 22c-2 Agreement (PLIC) dated March 29, 2007 -- Filed as exhibit 99.h04(e) on 04/27/2015 (Accession No. 0000812797-15-000031)
	(f)	Rule 22c-2 Agreement (Princor) dated April 10, 2007 -- Filed as exhibit 99.h04(f) on 04/27/2015 (Accession No. 0000812797-15-000031)

4. ClearBridge (Legg Mason)
	(a)	Participation Agreement dated April 26, 2013 (Incorporated by Reference from Exhibit (h)(5)(a) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
	(b)	Administrative Services Agreement dated April 26, 2013 (Incorporated by Reference from Exhibit (h)(5)(b) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

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5. Delaware Distributors
(a)	Participation Agreement dated April 26, 2010 (Filed as Exhibit (h)4(a) on 04/28/2014 (Accession No. 0000812797-14-000026)
(b)	Administrative Services Agreement dated April 26, 2010 (Filed as Exhibit (h)4(b) on 04/28/2014 (Accession No. 0000812797-14-000026)
(c)	Amendment 1 to Participation Agreement dated December 30, 2010 (Filed as Exhibit (h)4(c) on 04/28/2014 (Accession No. 0000812797-14-000026)
(d)	Amendment 2 to Participation Agreement dated April 4, 2014 (Filed as Exhibit (h)4(d) on 04/28/2014 (Accession No. 0000812797-14-000026)
(e)	Amendment 3 to Participation Agreement dated July 1, 2015 -- Filed as Exhibit (h)5(e) on 04/25/2016 (Accession No. 0000812797-16-000154)

6. Dreyfus
(a)
Participation Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(b)
Amendment to Participation Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(c)	Amendment 2 to Participation Agreement dated April 15, 2011 (Filed as Exhibit (h)7(g) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 to Participation Agreement dated April 25, 2012 (Filed as Exhibit (h)7(i) on 04/25/2014 (Accession No. 0000812797-14-000019)
(e)
Administrative Services Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(f)
Amendment to Administrative Services Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(g)	Amendment 2 to Administrative Services Agreement dated April 25, 2012 (Filed as Exhibit (h)7(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(h)
12b-1 Letter Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(i)	12b-1 Letter Agreement for Service Class Shares dated March 26, 2002 -- Filed as exhibit 99.h07(i) on 04/27/2015 (Accession No. 0000812797-15-000031)
(j)
Amendment to 12b-1 Letter Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(k)	Amendment 2 to 12b-1 Letter Agreement dated April 25, 2012 (Filed as Exhibit (h)7(h) on 04/25/2014 (Accession No. 0000812797-14-000019)
(l)	Rule 22c-2 (Supplemental) Agreement dated April 16, 2007 -- Filed as exhibit 99.h07(l) on 04/27/2015 (Accession No. 0000812797-15-000031)

7. DWS
(a)	Participation Agreement dated December 1, 2007 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated January 5, 2011 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 04/27/11)(Accession No. 0000898745-11-000198)
(c)	Amendment 2 to Participation Agreement dated May 1, 2011 (Filed as Exhibit (h)6(c) on 04/28/2014 (Accession No. 0000812797-14-000026)
(d)	Amendment 3 to Participation Agreement dated December 18, 2012 (Filed as Exhibit (h)6(d) on 04/28/2014 (Accession No. 0000812797-14-000026)
(e)	Amendment 4 to Participation Agreement dated April 10, 2013 (Filed as Exhibit (h)6(e) on 04/28/2014 (Accession No. 0000812797-14-000026)

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8. Fidelity Distributors Corporation
(a)
Amended and Restated Participation Agreement dated December 20, 2004 (Incorporated by Reference from Exhibit (h)(6)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(b)	Services Agreement dated July 1, 1999 (Incorporated by Reference from Exhibit (h)(6)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Service Contract (Service Class Shares) dated August 2, 1999 (Incorporated by Reference from Exhibit (h)(6)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Service Contract (Initial Class Shares) dated March 1, 2000 (Incorporated by Reference from Exhibit (h)(6)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Service Contract (Class 2 shares) dated April 1, 2002 (Incorporated by Reference from Exhibit (h)(6)(e) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Rule 22c-2 Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(6)(f) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

9. Franklin Templeton
(a)	Amended and Restated Participation Agreement dated November 1, 2007 (Incorporated by Reference from Exhibit (h)(7)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)
Amendment 1 to Amended and Restated Participation Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Amended and Restated Participation Agreement dated August 16, 2010 (Incorporated by Reference from Exhibit (h)(7)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement Addendum dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 3 to Amended and Restated Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)	Amendment 4 to Amended and Restated Participation Agreement dated September 16, 2013 (Filed as Exhibit (h)10(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(g)	Amendment 5 to Amended and Restated Participation Agreement dated May 1, 2014 -- Filed as exhibit 99.h10(g) on 04/27/2015 (Accession No. 0000812797-15-000031)
(h)	Amendment 6 to Amended and Restated Participation Agreement dated September 16, 2014 -- Filed as exhibit 99.h10(h) on 04/27/2015 (Accession No. 0000812797-15-000031)
(i)	Administrative Services Agreement dated December 14, 2007 (Incorporated by Reference from Exhibit (h)(7)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 1 to Administrative Services Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 2 to Administrative Services Agreement dated April 20, 2011 (Incorporated by Reference from Exhibit (h)(7)(h) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 3 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(i) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(m)	Amendment 4 to Administrative Services Agreement dated May 24, 2013 -- Filed as Exhibit 99.h10(m) on 04/27/2015 (Accession No. 0000812797-15-000031)
(n)	Amendment 5 to Administrative Services Agreement dated May 1, 2014 -- Filed as Exhibit 99(h)(9)(n) on 04/27/2017 (Accession No. 0000812797-17-000065)
(o)	Amendment 6 to Administrative Services Agreement dated August 30, 2016 -- Filed as Exhibit 99(h)(9)(o) on 04/27/2017 (Accession No. 0000812797-17-000065)
(p)	Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(7)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(q)	Amendment to Shareholder Information Agreement (22c-2) dated April 2015 -- Filed as exhibit 99.h10(o) on 04/27/2015 (Accession No. 0000812797-15-000031)
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(r)	Amendment to Participation Agreement Addendum dated March 31, 2015 -- Filed as exhibit 99.h10(p) on 04/27/2015 (Accession No. 0000812797-15-000031)

10. Invesco (formerly AIM Advisors, Inc.)
(a)	Participation Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated August 15, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Amendment 4 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Amendment 5 to Participation Agreement dated February 14, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(g)	Amendment 6 to Participation Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(h)	Amendment 7 to Participation Agreement dated April 29, 2005 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(i)	Amendment 8 to Participation Agreement dated May 1, 2006 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 9 to Participation Agreement dated April 30, 2010 (Incorporated by Reference from Exhibit (h)(8)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 10 to Participation Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 11 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(p) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(m)	Distribution Services Agreement dated October 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(n)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(2)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(p)
Amendment 1 to Administrative Services Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(8)(o) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(q)
Amendment 2 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(q) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(r)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(r) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

11. Janus
(a)
Fund Participation Agreement dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(9)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 2 to Participation Agreement October 16, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
5

(e)
Amendment 4 to Participation Agreement dated September 3, 2002 (Incorporated by Reference from Exhibit (h)(9)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 5 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(9)(f) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(g)
Amendment 6 to Participation Agreement dated August 20, 2007 (Incorporated by Reference from Exhibit (h)(9)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(h)
Amendment 7 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)	Amendment 8 to Participation Agreement dated February 24, 2012 - Filed as Exhibit (h)13(o) on 04/25/2014 (Accession No. 0000812797-14-000019)
(j)	Amendment to Participation Agreement dated October 15, 2019 - Filed as Exhibit (h)11(j) on 04/28/2020 (Accession No. 0000812797-20-000056)
(k)
Distribution & Shareholder Services Agreement (Service Shares) dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(l)	Acceptance Letter of New Distribution and Shareholder Services Agreement dated October 19, 2001 -- Filed as exhibit 99.h13(k) on 04/27/2015 (Accession No. 0000812797-15-000031)
(m)
Amendment 1 to Distribution and Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(l) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(n)	Administrative Services Letter Agreement dated August 14, 2006 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Letter Agreement dated May 6, 2008 -- Filed as exhibit 99.h13(n) on 04/27/2015 (Accession No. 0000812797-15-000031)
(p)
Amendment 1 to Administrative Services Letter Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(m) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(q)
Supplemental Agreement dated April 12, 2007 to Distribution, Shareholder Servicing, Administrative Servicing and Fund/SERV Agreements Letter dated August 14, 2006 -- Filed as exhibit 99.h13(p) on 04/27/2015 (Accession No. 0000812797-15-000031)

(r)	Amendment to Administrative Services Letter Agreement dated October 15, 2019 - Filed as Exhibit h(11)r on 04/28/2020 (Accession No. 0000812797-20-000056)
(s)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(9)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(t)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(n) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(u)	Letter regarding Handling of Mutual Fund Orders dated May 20, 2005 -- Filed as exhibit 99.h13(s) on 04/27/2015 (Accession No. 0000812797-15-000031)

12. Lord Abbett
(a)	Participation Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(a) on 04/27/2017 (Accession No. 0000812797-17-000065)
(b)	Administrative Service Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(b) on 04/27/2017 (Accession No. 0000812797-17-000065)
(c)	Service Agreement Letter dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(c) 04/27/2017 (Accession No. 0000812797-17-000065)
(d)	Support Payment Agreement dated May 1, 2016 -- Filed as Exhibit 99(d)(12)(d) on 04/27/2017 (Accession No. 0000812797-17-000065)

13. MFS
(a)	Amended and Restated Participation Agreement dated May 1, 2013 - Filed as Exhibit (h)11(a) on 04/28/2014 (Accession No. 0000812797-14-000026)
(b)	Amended and Restated Fund/Serv Supplement dated May 1, 2013 - Filed as Exhibit (h)11(b) on 04/28/2014 (Accession No. 0000812797-14-000026)
6

(c)	Amended and Restated Administrative Services Letter dated April 1, 2016 -- Filed as Exhibit 99(h)(13)(c) on 04/27/2017 (Accession No. 0000812797-17-000065)
(d)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(10)(m) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(9)(o) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

14. Principal Variable Contracts Funds, Inc.
(a)	Participation Agreement dated January 5, 2007 - Filed as Exhibit (h)19(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
(b)
Amendment 1 to Participation Agreement dated June 1, 2007 (Incorporated by Reference from Exhibit (h)(12)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(c)	Amendment 2 to Participation Agreement dated January 1, 2010 - Filed as Exhibit (h)19(c) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 (letter) to Participation Agreement dated June 17, 2010 -- Filed as exhibit 99.h19(d) on 04/27/2015 (Accession No. 0000812797-15-000031)
(e)
Amendment 4 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(12)(d) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 5 to Participation Agreement dated February 9, 2015 -- Filed as exhibit 99.h19(f) on 04/27/2015 (Accession No. 0000812797-15-000031)
(g)	Amendment 6 to Participation Agreement dated August 10, 2016 -- Filed as Exhibit 99(h)(14)(g) on 04/27/2017 (Accession No. 0000812797-17-000065)
(h)	Rule 22c-2 Agreement dated April 16, 2007 - Filed as Exhibit (h)19(f) on 04/25/2014 (Accession No. 0000812797-14-000019)
(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)	Rule 12b-1 Letter Agreement dated December 30, 2009 - Filed as Exhibit (h)19(e) on 04/25/2014 (Accession No. 0000812797-14-000019)
(k)	Amendment 12b-1 Letter Agreement dated November 9, 2011 -- Filed as exhibit 99.h19(j) on 04/27/2015 (Accession No. 0000812797-15-000031)

15. Putnam
(a)
Participation Agreement dated May 1, 1998 (Incorporated by Reference from Exhibit (h)(14)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(14)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Marketing and Administrative Servicing Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Amendment 1 to Marketing and Administrative Servicing Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(13)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(e)	Amendment 2 to Marketing and Administrative Servicing Agreement dated December 1, 2011 -- Filed as exhibit 99.h18(e) on 04/27/2015 (Accession No. 0000812797-15-000031)
(f)
Rule 22c-2 Agreement dated March 9, 2007 (Incorporated by Reference from Exhibit (h)(14)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(g)	Consent dated May 15, 2007 -- Filed as exhibit 99.h18(g) on 04/27/2015 (Accession No. 0000812797-15-000031)

16. TOPS (Northern Lights)
(a)	Participation Agreement dated May 1, 2012 - Filed as Exhibit (h)14(a) on 04/28/2014 (Accession No. 0000812797-14-000026)
7

17. Van Eck
(a)
Service Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Service Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Service Agreement dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(15)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Participation Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 2 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(f) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(g)
Amendment 3 to Service Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(h)	Amendment 4 to Service Agreement dated as of May 1, 2012 - Filed as Exhibit (h)15(j) on 04/28/2014 (Accession No. 0000812797-14-000026)
	(i)	Amendment 5 to Service Agreement dated May 1, 2018 - Filed as Exhibit (h)17(k) on 04/26/2019 (Accession No. 0000812797-19-000041)
(j)
Amendment 6 to Service Agreement dated October 15, 2019 - Filed as Exhibit (h)17® 04/28/2020 (Accession No. 0000812797-20-000056)- Filed as Exhibit (h)17(j) on 04/28/2020 (Accession No. 0000812797-20-000056)

(k)
Shareholder Information Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(14)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(l)
Amendment 1 to Shareholder Information Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

18. Wanger International
	(a)	Wanger Advisors Trust Participation Agreement dated April 28, 2015 - Filed as Exhibit (h)17(a) on 04/25/2016 (Accession No. 0000812797-16-000154)
	(b)	Services Agreement dated May 1, 2015 -- Filed as Exhibit (h)17(b) on 04/25/2016 (Accession No. 0000812797-16-000154)

19. Wells Fargo
	(a)	Participation Agreement dated February 28, 2006 - Filed as Exhibit (h)16(a) on 04/28/2014 (Accession No. 0000812797-14-000026)
	(b)	Amendment 1 to Participation Agreement dated April 1, 2012 - Filed as Exhibit (h)16(b) on 04/28/2014 (Accession No. 0000812797-14-000026)
	(c)	Rule 22c-2 Agreement dated April 16, 2007 - Filed as Exhibit (h)16(c) on 04/28/2014 (Accession No. 0000812797-14-000026)
	(d)	Amendment 1 to Rule 22c-2 Agreement dated March 20, 2012 - Filed as Exhibit (h)16(d) on 04/28/2014 (Accession No. 0000812797-14-000026)

(i)	Administrative Contracts - N/A

(j)	Other Material Contracts - N/A

(k)	Legal Opinion - Filed as Exhibit 99.2 on 4/12/1996 (Accession No. 0000812797-96-000004) and was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(l)	Actuarial Opinion - N/A

8

(m)	Calculations - N/A

(n)	Other Opinions
	(1)	Consent of Ernst & Young LLP **
	(2)	Powers of Attorney - (Filed as Exhibit (n)(2) on 04/26/2018 (Accession No. 0000812797-18-000036) and for J. S. Auerbach (Filed as Exhibit (n)(2) on 04/28/2020 (Accession No. 0000812797-20-000056)
	(3)	Opinion of Counsel **

(o)	Financial Statements Schedules

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm on Schedules - Filed as Exhibit (o) on 04/28/2020 (Accession No. 0000812797-20-000056)

Schedule I - Summary of Investments - Other Than Investments in Related Parties as of December 31, 2019 - Filed as Exhibit (o) on 04/28/2020 (Accession No. 0000812797-20-000056)

Schedule III - Supplementary Insurance Information As of December 31, 2019, 2018 and 2017 and for each of the years then ended - Filed as Exhibit (o) on 04/28/2020 (Accession No. 0000812797-20-000056)

Schedule IV - Reinsurance As of December 31, 2019, 2018 and 2017 and for each of the years then ended - Filed as Exhibit (o) on 04/28/2020 (Accession No. 0000812797-20-000056)

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(p)	Initial Capital Agreements -- N/A

(q)	Redeemability Exemption -- Filed as Exhibit 99.q on 04/27/2015 (Accession No. 0000812797-15-000031)

(r)	Form of Updating Summary Prospectus *

* Filed herein
** To be filed by amendment

9

Item 31. Directors and Officers of the Depositor
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
JONATHAN S. AUERBACH PayPal 2211 North First Street San Jose, CA 95131	Director Member, Nominating and Governance Committee
JOCELYN CARTER-MILLER 8701 Banyan Court Tamarac, FL 33321	Director Member, Nominating and Governance Committee
MICHAEL T. DAN 563 Love Road Lyndhurst, VA 22952	Director Member, Human Resources and Nominating and Governance Committees
SANDRA L. HELTON 1040 North Lake Shore Drive #26A Chicago, IL 60611	Director Chair, Audit Committee Member, Executive Committee
ROGER C. HOCHSCHILD Discover Financial Services 2500 Lake Cook Road Riverwoods, IL 60015	Director Chair, Nominating and Governance Committee
DANIEL J. HOUSTON Principal Financial Group Des Moines, IA 50392	Director Chairman of the Board and Chair, Executive Committee Principal Life: Chairman, President and Chief Executive Officer
SCOTT M. MILLS BET Networks 1515 Broadway, 22nd Floor New York, NY 10036	Director Member, Audit, Executive and Human Resources Committees
DIANE C. NORDIN 140 Monument Street Concord, MA 01742	Director Member, Audit Committee
BLAIR C. PICKERELL Lower House 1 29 Mt. Kellett Road The Peak Hong Kong	Director Member, Nominating and Governance Committee
CLARE S. RICHER 169 Marlborough St. Apt 1 Boston, MA 02116	Director Member, Nominating and Governance Committee
ALFREDO RIVERA The Coca-cola Company One Coca-Cola Plaza	Director Member, Audit and Human Resources Committees
ELIZABETH E. TALLETT 21 Deepwater Point Moultonborough, NH 03254	Director Chair, Human Resources Committee Member, Executive, and Nominating and Governance Committees

10

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
KAMAL BHATIA(1)	Senior Executive Director and Chief Operating Officer, Principal Global Investors
DAVID M. BLAKE(1)	Senior Executive Director - Fixed Income
PEDRO BORDA(1)	Senior Vice President and Chief Operating Officer - Principal International
NICHOLAS M. CECERE(1)	Senior Vice President - USIS Distribution
WEE YEE (THOMAS) CHEONG(3)	Executive Vice President, Principal Asia
JON N. COUTURE(1)	Senior Vice President and Chief Human Resources Officer
AMY C. FRIEDRICH(1)	President U.S. Insurance Solutions
GINA L. GRAHAM(1)	Vice President and Treasurer
PATRICK G. HALTER(1)	President - Principal Global Asset Management
ELIZABETH B. HAPPE(1)	Senior Vice President and Chief Compliance Officer
KARA M. HOOGENSEN(1)	Senior Vice President Specialty Benefits
KATHLEEN B. KAY(1)	Senior Vice President and Chief Information Officer
MARK S. LAGOMARCINO(1)	Senior Vice President and Deputy General Counsel
GREGORY A. LINDE(1)	Senior Vice President Individual Life
CHRISTOPHER J. LITTLEFIELD(1)	Executive Vice President, General Counsel and Secretary
KENNETH A. MCCULLUM(1)	Senior Vice President Chief Risk Officer
BARBARA A. MCKENZIE(1)	Senior Executive Director - Investments
DENNIS J. MENKEN(1)	Senior Vice President and Chief Investment Officer - Principal Life Insurance Company
GERALD W. PATTERSON(1)	Senior Vice President Retirement and Income Solutions
SRINIVAS D. REDDY(1)	Senior Vice President - Retirement and Income Solutions
ANGELA R. SANDERS(1)	Senior Vice President and Controller
RENEE V. SCHAAF(1)	President - Retirement and Income Solutions
ELLEN W. SHUMWAY(1)	Senior Executive Director - Strategy and Investments
DEANNA D. STRABLE(1)	Executive Vice President and Chief Financial Officer
LUIS E. VALDES(1)	Division President
LEANNE M. VALENTINE(1)	Senior Vice President and Deputy General Counsel
ROBERTO WALKER(2)	Executive Vice President, Principal Latin America
BETHANY A. WOOD(1)	Senior Vice President and Chief Marketing Officer

(1)	711 High Street
Des Moines, IA 50392

(2)	Principal Vida Chile
Av Apoquindo 3600
Las Condes
Santiago, Chile

(3)	Unit 1001-2 Central Plaza
18 Harbour Road
Wan Chai, Hong Kong

11

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.
The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2020 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2020)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
-->Principal Financial Services, Inc.*#	Iowa	100
-->PFG DO Brasil LTDA*#	Brazil	100
-->Brasilprev Seguros E Previdencia S.A.*	Brazil	50
-->Principal Global Investors Participacoes, LTDA*#	Brazil	100
-->Claritas Investments LTD*#	Cayman Islands	100
-->Claritas Administracao de Recursos LTDA*#	Brazil	100
-->PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
-->Ciclic Corretora de Seguros S.A.*#	Brazil	50.01
-->Principal International, LLC.*#	Iowa	100
-->Principal International (Asia) Limited*#	Hong Kong	100
-->Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
-->Principal International (South Asia) SDN, BHD*#	Malaysia	100
-->Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
-->Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
-->Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
-->Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
-->Principal Trust Company (Bermuda) Limited*#	Bermuda	100
-->Principal Asset Management Berhad*	Malaysia	60
-->CIMB Wealth Advisors Berhad*	Malaysia	100
-->PT Principal Asset Management	Indonesia	99
-->Principal Asset Management (S) PTE LTD*#	Singapore	100
-->Principal Asset Management Company Limited*	Thailand	100
-->PT Principal Asset Management*	Indonesia	99
-->Principal Trust Company (Asia) Limited*#	Hong Kong	100
-->Principal Investment & Retirement Services Limited*#	Hong Kong	100
-->Principal Consulting (India) Private Limited*#	India	100
-->Principal Global Investors Holding Company, LLC*#	Delaware	100
-->Principal Global Investors (Ireland) Limited*#	Ireland	100
-->Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
-->Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
-->Principal Global Investors (EU) Limited*	Ireland	100
-->Principal Global Investors (Switzerland) GMBH*	Switzerland	100
-->PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
-->Origin Asset Management LLP*#<	Wales/United Kingdom	85.52
-->PGI Finisterre Holding Company LTD*	Wales/United Kingdom	100
-->Finisterre Holdings Limited*	Malta	100
-->Finisterre Capital UK Limited*	Wales/United Kingdom	100
-->Finisterre Capital LLP*	Wales/United Kingdom	100
-->Finisterre Malta Limited*	Malta	100
12

-->Principal Corporate Secretarial Services Limited	Wales/United Kingdom	100
-->Principal Real Estate Europe Limited	Wales/United Kingdom	100
-->Principal Real Estate Limited	Wales/United Kingdom	100
-->INTERNOS Real Estate Limited	Wales/United Kingdom	100
-->Principal Real Estate B.V.	Netherlands	100
-->Principal Real Estate GmbH	Germany	100
-->Principal Real Estate Kapitalverwaltungsgesellschaft mbH	Germany	94.9
-->Principal Real Estate S.ã.r.l.	Luxembourg	100
-->Principal Real Estate SAS	France	100
-->Principal Real Estate S.L.	Spain	100
-->Principal Real Estate Spezialfondsgesellschaft mbH	Germany	94.9
-->Principal Global Investors (Singapore) Limited*#	Singapore	100
-->Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
-->Principal Global Investors Holding Company (US), LLC*#	Delaware	100
-->Spectrum Asset Management, Inc.*#<	Connecticut	100
-->SAMI Brokerage LLC	Connecticut	100
--> Post Advisory Group, LLC*#<	Delaware	78.25
--> Principal Commercial Funding, LLC*#<	Delaware	100
-->Principal Enterprise Capital, LLC*#	Delaware	100
-->Principal Global Investors, LLC*#<	Delaware	100
-->Principal Real Estate Investors, LLC*#	Delaware	100
-->Principal Global Investors Trust Company*#	Oregon	100
-->Principal Shareholder Services, Inc.*#	Washington	100
-->Principal Funds Distributor, Inc.*#	Washington	100
-->Principal Islamic Asset Management SDN. BHD*#	Malaysia	60
-->Principal Financial Group (Mauritius) LTD*#	Mauritius	100
-->Principal Asset Management Private Limited*#	India	100
-->Principal Trustee Company Private Limited*#	India	100
-->Principal Retirement Advisors Private Limited*#	India	100
-->Principal Life Insurance Company+#	Iowa	100
-->Principal Real Estate Fund Investors, LLC*#<	Delaware	100
-->Principal Development Investors, LLC*#<	Delaware	100
-->Principal Real Estate Holding Company, LLC*#<	Delaware	100
-->GAVI PREHC HC, LLC*#<	Delaware	100
-->Principal Holding Company, LLC*#<	Iowa	100
-->Petula Associates, LLC*<	Iowa	100
-->Principal Real Estate Portfolio, Inc.*#<	Delaware	100
-->GAVI PREPI HC, LLC*#<	Delaware	100
-->Petula Prolix Development Company, LLC*#<	Iowa	100
-->Principal Commercial Acceptance, LLC*#<	Delaware	100
-->Principal Generation Plant, LLC*#<	Delaware	100
-->Principal Bank*#<	Iowa	100
-->Principal Advised Services, LLC	Delaware	100
-->Equity FC, LTD*#<	Iowa	100
-->Principal Dental Services, Inc.*#<	Arizona	100
-->Employers Dental Services, Inc.*#<	Arizona	100
-->First Dental Health*#<	California	100
-->Delaware Charter Guarantee & Trust Company*#<	Delaware	100
-->Preferred Product Network, Inc.*#<	Delaware	100
-->Principal Reinsurance Company of Vermont*#	Vermont	100
-->Principal Life Insurance Company of Iowa*#<	Iowa	100
-->Principal Reinsurance Company of Delaware*#<	Delaware	100
-->Principal Reinsurance Company of Delaware II*#<	Delaware	100
-->Principal International Holding Company, LLC*#	Delaware	100
-->Principal Global Services Private Limited*#	India	100
-->Principal Global Services (Philippines) LLC	Philippines	100
-->Veloxiti Commercial Contracting, Inc.	Delaware	40
-->CCB Principal Asset Management Company, LTD*	China	25
13

-->Principal Financial Services I (US), LLC*#	Delaware	100
-->Principal Financial Services II (US), LLC*#	Delaware	100
-->Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
-->Principal Financial Services IV (UK) LLP*#	United Kingdom	100
-->Principal Financial Services V (UK) LTD.*#	United Kingdom	100
-->Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
-->Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
-->Principal Financial Services Asia (UK) LTD*#	United Kingdom	100
-->Principal Global Investors Asia (UK) Ltd	United Kingdom	100
-->Principal International Asia (UK) Ltd	United Kingdom	100
-->Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
-->Principal Global Investors (Australia) Limited*#	Australia	100
-->Principal Global Investors (Japan) Limited*#	Japan	100
-->Principal International India LTD*#	United Kingdom	100
-->Principal Financial Services VI (UK) LTD*#	United Kingdom	100
-->Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
-->Liongate Limited*	Malta	100
-->Liongate Capital Management LLP*	Wales/United Kingdom	100
-->Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100
-->Principal International Latin America LTD.*#	United Kingdom	100
-->Principal International Mexico, LLC*#	Delaware	100
-->Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
-->Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
-->Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal Fondos de Inversion S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
-->Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal International South America I LTD.*#	Wales/United Kingdom	100
-->Principal International South America II LTD.*#	Wales/United Kingdom	100
-->Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
-->Principal International de Chile, S.A.*#	Chile	100
-->Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
-->Principal Administradora General de Fondos S.A.*#	Chile	100
-->Principal Ahorro e Inversiones S.A.*#	Chile	100
-->Principal Servicios Corporativos Chile LTDA*#	Chile	100
-->Principal Servicios de Administracion S.A.*#	Chile	100
-->Hipotecaria Security Principal, S.A.*	Chile	49
-->Principal Holding Company Chile S.A.*#	Chile	100
-->Principal Chile Limitada*#	Chile	100
-->Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
-->Inversiones Cuprum Internacional S.A.*#	Chile	100
-->Principal National Life Insurance Company+#	Iowa	100
-->Principal Enterprise Services (India) LLP	India	100
-->Principal Securities, Inc.	Iowa	100
-->Diversified Dental Services, Inc.*#	Nevada	100
-->Principal Investors Corporation*#	New Jersey	100
-->Principal Innovations, Inc.	Delaware	90.55
-->RobustWealth, Inc.	Delaware	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 33. Indemnification
Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b)
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in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.
Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)    Other Activity
Principal Securities, Inc. (formerly Princor Financial Services Corporation) acts as principal underwriter for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust, and for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust.
(b)    Management

(b1) Name and principal	(b2) Positions and offices
business address	with principal underwriter

Meaghan Alvarez	Vice President and Chief Compliance Officer
Principal Financial Group(1)

Carla Beitzel	Vice President, Distribution
Principal Financial Group(1)

Nicholas M. Cecere	Senior Vice President and Director
Principal Financial Group(1)

Chad Claire	Chief Information Officer
Principal Financial Group(1)

Amy C. Friedrich	Director
Principal Financial Group(1)

William Froehlich	Vice President, Operations
Principal Financial Group(1)

Gina L. Graham	Vice President and Treasurer
Principal Financial Group(1)

Grady Holt	Vice President - Advisory Services
Principal Financial Group(1)
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(b1) Name and principal	(b2) Positions and offices
business address	with principal underwriter

Meaghan Alvarez	Vice President and Chief Compliance Officer

Chantel M. Kramme	Counsel
Principal Financial Group(1)

Casey Mathias	Vice President
Principal Financial Group(1)

Kenneth A. McCullum	Director
Principal Financial Group(1)

Michael F. Murray	Chairman, President and Chief Executive Officer
Principal Financial Group(1)

Doug Rants	Chief Information Security Officer
Principal Financial Group(1)

David A. Rigler	Chief Financial Officer
Principal Financial Group(1)

Craig Spadafora	Senior Vice President
Principal Financial Group(1)

Marty Richardson	Vice President
Principal Financial Group(1)

Deanna D. Strable-Soethout	Director
Principal Financial Group(1)

Traci L. Weldon	Senior Vice President
Principal Financial Group(1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group(1)

Clint L. Woods	Vice President, Associate General Counsel and Assistant Corporate Secretary
Principal Financial Group(1)

(1) 655 9th Street
Des Moines, IA 50309

(c)    Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc. formerly Princor Financial Services Corporation	$15,325,801.86	—	—	—

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Item 35. Location of Accounts and Records
All accounts, books or other documents of the Registrant are located at the offices of the Depositor, Principal Financial Group, Des Moines, Iowa 50392.
Item 36. Management Services
N/A
Item 37. Fee Representation
Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Variable Life Separate Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 26th day of February, 2021.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE
SEPARATE ACCOUNT
(Registrant)

	By :	/s/ D. J. Houston
D. J. Houston
Chairman, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

	By :	/s/ D. J. Houston
D. J. Houston
Chairman, President and Chief Executive Officer

Attest:

/s/ Clint Woods
Clint Woods
Assistant Corporate Secretary and Governance Officer

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Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ D. J. Houston	Chairman, President and	February 26, 2021
D. J. Houston	Chief Executive Officer

/s/ A. R. Sanders	Senior Vice President and Controller	February 26, 2021
A. R. Sanders	(Principal Accounting Officer)

/s/ D. D. Strable-Soethout	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February 26, 2021
D. D. Strable-Soethout

(J. S. Auerbach)*	Director	February 26, 2021
J. S. Auerbach

(J. Carter-Miller)*	Director	February 26, 2021
J. Carter-Miller

(M. T. Dan)*	Director	February 26, 2021
M. T. Dan

(S. L. Helton)*	Director	February 26, 2021
S. L. Helton

(R. C. Hochschild)*	Director	February 26, 2021
R. C. Hochschild

(S. M. Mills)*	Director	February 26, 2021
S. M. Mills

(D. C. Nordin)*	Director	February 26, 2021
D. C. Nordin

(B. C. Pickerell)*	Director	February 26, 2021
B. C. Pickerell

Director
C. S. Richer

Director
A. Rivera

(E. E. Tallett)*	Director	February 26, 2021
E. E. Tallett

*By	/s/ D. J. Houston
D. J. Houston
Chairman, President and
Chief Executive Officer

*	Powers of Attorney (Filed as Exhibit (n)(2) on 04/26/2018 (Accession No. 0000812797-18-000036)

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